Filed electronically with the Securities and Exchange
                          Commission on October 25, 1996.

                                                              File No. 33-22059
                                                              File No. 811-5565

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                        ----
         Post-Effective Amendment No.     9
                                        ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         AMENDMENT No.     11
                           --

                           Scudder Mutual Funds, Inc.
                           --------------------------
               (Exact name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2567
                                                           --------------

                               Thomas F. McDonough
                         Scudder, Stevens & Clark, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

                   immediately upon filing pursuant to paragraph (b)
          --------

             X     on November 1, 1996 pursuant to paragraph (b)
          --------

                   60 days after filing pursuant to paragraph (a)(i)
          --------

                   on ________________________ pursuant to paragraph (a)(i)
          --------

                   75 days after filing pursuant to paragraph (a)(ii)
          --------

                   on ________________________ pursuant to paragraph (a)(ii)
          --------
                   of Rule 485

If appropriate, check the following:

                   this post-effective amendment designates a new effective
          --------
                   date for a previously filed post-effective amendment

The Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its fiscal year on August 29, 1996.

                           SCUDDER MUTUAL FUNDS, INC.
                                SCUDDER GOLD FUND
                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A

PART A

     Item No.        Item Caption                     Prospectus Caption

        1.           Cover Page                       COVER PAGE

        2.           Synopsis                         EXPENSE INFORMATION

        3.           Condensed Financial              FINANCIAL HIGHLIGHTS
                     Information

        4.           General Description of           INVESTMENT OBJECTIVES AND POLICIES
                     Registrant                       WHY INVEST IN THE FUND?
                                                      RISK FACTORS
                                                      ADDITIONAL INFORMATION ABOUT POLICIES AND
                                                         INVESTMENTS
                                                      FUND ORGANIZATION

        5.           Management of the Fund           A MESSAGE FROM SCUDDER'S CHAIRMAN
                                                      FINANCIAL HIGHLIGHTS
                                                      FUND ORGANIZATION--Investment adviser, Transfer
                                                         agent
                                                      DIRECTORS AND OFFICERS
                                                      SHAREHOLDER BENEFITS--A Team Approach to
                                                         Investing

        5A.          Management's Discussion of       NOT APPLICABLE
                     Fund Performance

        6.           Capital Stock and Other          DISTRIBUTION AND PERFORMANCE INFORMATION--
                     Securities                          Dividends and capital gains distributions
                                                      FUND ORGANIZATION
                                                      SHAREHOLDER BENEFITS--Toll-Free Telephone Service
                                                         and Information, Dividend reinvestment plan
                                                      HOW TO CONTACT SCUDDER

        7.           Purchase of Securities Being     PURCHASES
                     Offered                          TRANSACTION INFORMATION
                                                      SHAREHOLDER BENEFITS--Dividend reinvestment plan
                                                      INVESTMENT PRODUCTS AND SERVICES
                                                      SCUDDER TAX-ADVANTAGED RETIREMENT PLANS
                                                      FUND ORGANIZATION--Underwriter

        8.           Redemption or Repurchase         EXCHANGES AND REDEMPTIONS
                                                      TRANSACTION INFORMATION

        9.           Pending Legal Proceedings        NOT APPLICABLE




                                SCUDDER GOLD FUND
                                   (continued)

PART B

                                                       Caption in Statement of
    Item No.        Item Caption                       Additional Information

       10.          Cover Page                         COVER PAGE

       11.          Table of Contents                  TABLE OF CONTENTS

       12.          General Information and History    FUND ORGANIZATION

       13.          Investment Objectives and          THE FUNDS' INVESTMENT OBJECTIVES AND
                    Policies                              POLICIES
                                                       PORTFOLIO TRANSACTIONS POLICIES

       14.          Management of the Fund             DIRECTORS AND OFFICERS
                                                       REMUNERATION

       15.          Control Persons and Principal      DIRECTORS AND OFFICERS
                    Holders of Securities

       16.          Investment Advisory and Other      INVESTMENT ADVISER
                    Services                           ADDITIONAL INFORMATION--Experts, Other Information
       17.          Brokerage Allocation               PORTFOLIO TRANSACTIONS

       18.          Capital Stock and Other            FUND ORGANIZATION
                    Securities                         DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

       19.          Purchase, Redemption and           PURCHASES
                    Pricing of Securities Being        EXCHANGES AND REDEMPTIONS
                    Offered                            FEATURES AND SERVICES OFFERED BY THE FUND--
                                                          Dividend and Capital Gain Distribution Options
                                                       SPECIAL PLAN ACCOUNTS
                                                       NET ASSET VALUE

       20.          Tax Status                         TAXES

       21.          Underwriters                       DISTRIBUTOR

       22.          Calculation of Performance Data    PERFORMANCE INFORMATION

       23.          Financial Statements               FINANCIAL STATEMENTS

         This prospectus sets forth concisely the information about Scudder Gold Fund, a series of Scudder Mutual Funds, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.


         If you require more detailed information, a Statement of Additional Information dated November 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Contents--see page 4.


         Scudder
         Gold
         Fund



         Prospectus
         November 1, 1996





         A pure no-load(TM) (no sales charges) mutual fund series which seeks maximum return consistent with investing primarily in gold-related investments.

  Expense information


 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Gold Fund (the "Fund").* By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)      NONE
     Commissions to reinvest dividends                      NONE
     Redemption fees                                        NONE**
     Fees to exchange shares                                NONE


 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended June 30, 1996.

     Investment management fee                              1.00%
     12b-1 fees                                             NONE
     Other expenses                                         0.50%
                                                            -----
     Total Fund operating expenses                          1.50%
                                                            =====


 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

   1 Year          3 Years            5 Years              10 Years
   ------          -------            -------              --------

     $15             $47                $82                  $179


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* This information also includes expenses of a wholly-owned subsidiary of Scudder Mutual Funds, Inc., the capital of which is limited to 25% of the Fund's assets. (See "Investment objective and policies--Investments.")

** You may redeem by writing or calling the Fund. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 Financial highlights

The following table includes selected consolidated data for a share outstanding throughout each period and other performance information derived from the audited financial statements.


If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.



                                                                                                            FOR THE PERIOD
                                                                                                          SEPTEMBER 2, 1988
                                                                                                            (COMMENCEMENT
                                                                 YEARS ENDED JUNE 30,                       OF OPERATIONS)
                                                ------------------------------------------------------------  TO JUNE 30,
                                                1996(b)  1995(b)  1994(b)  1993(b)  1992(b)   1991     1990      1989
                                                ------------------------------------------------------------ ------------
Net asset value, beginning of period ........   $12.86   $12.64   $12.13   $ 9.19   $ 9.87   $10.21   $10.58    $12.00
                                                ------   ------   ------   ------   ------   ------   ------    ------
Income from investment operations:
  Net investment income (loss) (a) ..........     (.09)    (.08)    (.10)    (.08)    (.12)    (.04)     .07      (.06)
  Net realized and unrealized gain (loss) ...
    on investment transactions ..............     4.28     1.02      .85     3.02     (.56)    (.30)    (.34)    (1.36)
                                                ------   ------   ------   ------   ------   ------   ------    ------
Total from investment operations ............     4.19      .94      .75     2.94     (.68)    (.34)    (.27)    (1.42)
                                                ------   ------   ------   ------   ------   ------   ------    ------
Less distributions:
  From net investment income ................      --        --       --       --       --       --     (.01)       --
  In excess of net investment income ........    (1.08)    (.25)    (.24)      --       --       --       --        --
  From net realized gains on
    investment transactions .................    (0.63)    (.47)      --       --       --       --     (.03)       --
  From additional paid-in capital ...........       --       --       --       --       --       --     (.06)       --
                                                ------   ------   ------   ------   ------   ------   ------    ------
  Total distributions .......................    (1.71)    (.72)    (.24)      --       --       --     (.10)       --
                                                ------   ------   ------   ------   ------   ------   ------    ------
Net asset value, end of period ..............   $15.34   $12.86   $12.64   $12.13   $ 9.19   $ 9.87   $10.21    $10.58
                                                ======   ======   ======   ======   ======   ======   ======    ======
TOTAL RETURN (%) ............................    36.91     7.50     6.35    31.99    (6.89)   (3.33)   (2.71)   (11.83)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ......      173      126      130       90       31       33       17         9
Ratio of operating expenses,
  net to average daily net assets (%) (a) ...     1.50     1.65     1.69     2.17     2.54     2.54     2.60      3.00*
Ratio of net investment income (loss) to
  average daily net assets (%) ..............     (.61)    (.69)    (.81)    (.81)   (1.34)    (.59)     .34     (1.06)*
Portfolio turnover rate (%) .................     29.7     42.0     50.8     59.2     57.5     71.4     80.6      34.5*
Average commission rate paid (c) ............   $.0309   $   --   $   --   $   --   $   --   $   --   $   --    $   --
(a) Reflects a per share amount
      of expenses reimbursed by
      the Adviser of ........................   $   --   $   --   $   --   $   --   $   --   $  .02   $  .20    $  .18
    Operating expense ratio
      before expense reductions (%) .........       --       --       --       --     2.57     2.82     3.74      6.59*
(b) Based on monthly average shares outstanding during the period.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.
 *  Annualized
**  Not annualized

 A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


/s/Daniel Pierce


 Scudder Gold Fund

Investment objective

o maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold

Investment characteristics

o    convenient and cost-effective way to broaden an investment portfolio

o    opportunity  to  participate  in  possible  increases  in the price of gold

     Investors in the Fund must be willing to accept above-average risk and should not consider the Fund a complete investment program.


  Contents

Investment objective and policies                      5
Why invest in the Fund?                                7
Additional information about policies
   and investments                                     8
Risk factors                                           9
Distribution and performance information              11
Purchases                                             12
Exchanges and redemptions                             13
Fund organization                                     14
Transaction information                               15
Shareholder benefits                                  19
Directors and Officers                                22
Investment products and services                      23
How to contact Scudder                        Back cover

  Investment objective and policies


Investment objective

Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Corporation"), seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. When making portfolio investments, the Fund will emphasize the potential for growth of the proposed investment, although it may also consider the income generating capacity of a stock as one factor among others in evaluating investment opportunities.

Although the Fund is a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), it is designed as a convenient and cost-effective means for investors to provide diversity to their investments and to participate in possible increases in the price of gold. Investors in the Fund must be willing to accept above-average risk compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index. Investors should not consider the Fund a complete investment program.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in:

  o equity securities (defined as common stock, investment-grade preferred stock and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold,

  o  gold bullion, and

  o  gold coins.


A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity. The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals. In addition, the Fund may engage in strategic transactions.




Up to 10% of the Fund's total assets may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Risk factors--Precious metals").

Investment-grade preferred stock and debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's ("S&P"), or, if unrated, are deemed by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), to be of equivalent quality.

When deemed appropriate by the Adviser, the Fund may temporarily invest up to 30% of its assets to maintain liquidity and all or a portion of its assets for defensive purposes in cash, high quality cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), and domestic repurchase agreements. The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits (see "Risk factors"). To the extent the Fund holds cash or is not invested in securities used to pursue its investment objective, the Fund will not achieve its investment objective.

How investments are selected

The Adviser considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities

 -----------------------------------------------------------------------------------------------------------------------

                                             Comparative Investment Data
                                                      (1974-1995)
 Investment       1974     1975      1976     1977     1978      1979     1980      1981      1982     1983      1984
 ----------       ----     ----      ----     ----     ----      ----     ----      ----      ----     ----      ----

 U.S.  Treasury    8.0      5.8%      5.1      5.1      7.2      10.4%    11.2%     14.7      10.5      8.8%      9.9%
 Bills             %                  %        %        %                            %         %

 Bonds             0.2     12.3      15.6      3.0      1.2       2.3      3.0       7.3      31.1      8.0      15.0

 Stocks          -26.5     37.2      23.8     -7.2      6.6      18.4     32.4      -4.9      21.4     22.5       6.3

 Inflation        12.2      7.0       4.8      6.8      9.0      13.3     12.4       8.9       3.9      3.8       4.0

 Gold             66.1    -24.8       4.1     22.6     37.0     126.5     15.2     -32.8      15.3    -16.3     -19.2


 Investment       1985     1986      1987     1988     1989      1990     1991      1992      1993     1994      1995
 ----------       ----     ----      ----     ----     ----      ----     ----      ----      ----     ----      ----
 U.S.  Treasury    7.7%     6.2%      5.5%     6.4%     8.4%      7.8%     5.6%      3.5%      2.9%     3.9%      5.4%
 Bills

 Bonds            21.3     15.6       2.3      7.6     14.2       8.3     16.1       7.6      11.0     -3.5      19.2

 Stocks           32.2     18.5       5.2     16.8     31.5      -3.2     30.5       7.7      10.0      1.3      37.6

 Inflation         3.8      1.1       4.4      4.4      4.7       6.1      3.1       2.9       2.8      2.7       2.5

 Gold              5.8     21.3      22.0    -15.3     -1.6      -3.7     -4.3      -9.0      11.0     -2.2       1.0

-----------------------------------------------------------------------------------------------------------------------

The table above contains annual total return figures (capital change plus income) for four major  investment  categories and inflation  (as  represented  by the Consumer  Price Index) since 1973.  These  investment  categories  are: (1) U.S.
Treasury bills (30-day maturity), (2) Bonds (as represented by the Lehman Brothers  Government/Corporate  Bond Index, an
unmanaged index of U.S.  government and corporate bonds  calculated by Shearson Lehman Brothers Inc.), (3) Common Stocks
(as represented by the Standard & Poor's 500 Composite  Stock Index, an unmanaged index of common stocks),  and (4) Gold
(as represented by the month-end London PM or afternoon gold price). The data set forth above should not be construed as an indication of future performance of any of these investment categories or the Fund.

 -----------------------------------------------------------------------------------------------------------------------

exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Adviser believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals related businesses.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Investments include companies of varying size as measured by assets, sales or capitalization. The Fund may invest in investment-grade debt securities when the Adviser believes such investment will facilitate achievement of the Fund's investment objective. The Fund may invest in certain closed-end investment companies holding foreign securities in accordance with the limitations of the 1940 Act.


  Why invest in the Fund?


The Fund is designed as a convenient and cost-effective means for investors to provide diversity to their investment holdings and to participate in possible long-term increases in the value of gold. By owning shares of the Fund, investors can benefit from a professionally managed portfolio of gold and other precious metals related investments.


An investment in the Fund may appeal to both individuals and institutions for a variety of reasons. First, as the "Comparative Investment Data" table indicates, gold can offer the potential for a return higher than other investments for the long-term investor willing to accept above- average risk. Although gold bullion normally provides no current income, in certain periods, precious metals such as gold have generated capital returns (capital change) that compare favorably with the total returns (capital change plus income) of other more traditional types of investments, such as common stocks.


Gold also has been traditionally viewed as a hedge against inflation, making it a potentially effective means for protecting the purchasing power of long-term savings. In 1969, central banks abandoned fixing the private market price of gold at $35 per ounce.

Many investors have also purchased gold investments to diversify an existing portfolio of stocks, bonds and money market investments, since historically, gold, as a tangible asset, has not always moved in close correlation with financial assets. Investors may consider allocating some portion of their assets to gold or other precious metals, thereby potentially reducing the volatility of their overall investment portfolio. Investing in shares of the Fund is not intended to provide a complete investment program for an investor, but should be considered part of an overall investment plan.

In addition, investing directly in gold and gold related securities can be expensive and inconvenient for many individuals. The Adviser is responsible for all phases of investment research and portfolio management, as well as acquiring, storing and insuring all direct precious metals holdings.

Scudder Gold Fund also offers all of the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

  Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

In addition, as a matter of nonfundamental policy, the Fund may not invest more than 10% of its total assets, in the aggregate, in securities which are restricted or illiquid, including repurchase agreements maturing in more than seven days. The Fund may not invest more than 10% of its total assets in time deposits.

A more complete description of these and other polices and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may invest up to 50% of its assets in repurchase agreements with selected domestic and foreign banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Warrants

Warrants are securities that give the holder the right, but not the obligation, to purchase newly created equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.

The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.


  Risk factors

Precious metals

The Fund "concentrates" (for purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

In addition to investing up to 10% of its total assets directly in precious metals, the Fund may invest up to 25% of its assets in wholly-owned subsidiaries of the Corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. There is currently no market for such company's shares, and no market is expected to develop.

Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Illiquid investments

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Foreign securities

The Fund intends to invest its assets principally in Australia, Canada, South Africa and the United States (as well as in the Cayman Islands, the domicile of Scudder Precious Metals, Inc.). In addition, the Fund may make money market investments in the obligations of foreign banks.

Investments in foreign securities involve economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

Non-diversification

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Correlation of gold and gold securities

The Adviser believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Repurchase agreements

If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Debt securities

Up to 35% of the Fund's assets may be invested in bonds rated Baa by Moody's or BBB by S&P. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities which pay interest in the form of additional securities, may be more speculative than securities which pay income periodically and in cash.


Warrants

At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the investment in the warrant.


Strategic Transactions and derivatives

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


  Distribution and performance information


Dividends and capital gains distributions

The Fund intends to distribute any dividends from its net investment income and any net realized capital gains resulting from Fund investment activity in December to prevent application of federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for federal income tax purposes to the extent its earnings are distributed to shareholders.

Generally, dividends from net investment income are taxable to shareholders as ordinary income whether received in cash or additional shares.

(Continued on page 14)

  Purchases


 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.


 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."

                                                 by regular mail to:        or            by express, registered,
                                                                                          or certified mail to:

                                                 The Scudder Funds                        Scudder Shareholder Service
                                                 P.O. Box 2291                            Center
                                                 Boston, MA                               42 Longwater Drive
                                                 02107-2291                               Norwell, MA
                                                                                          02061-1612

                     o  By  Wire             Please  see   Transaction information--Purchasing shares-- By
                                             wire for details, including the ABA wire  transfer  number.
                                             Then  call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------

 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder  investment  slip,  or with a
                                             letter of payable to "The  instruction  including  your account  number and the complete Fund name, to Scudder Funds." the appropriate address listed above.

                     o  By  Wire             Please  see   Transaction information--Purchasing shares-- By
                                             wire for details, including the ABA wire transfer number.

                     o  In  Person           Visit  one of our Funds Centers   to  make  an   additional
                                             investment  in  your  Scudder  fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares-- By
                                             AutoBuy or By  telephone  order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis through automatic
                        Investment Plan      deductions from your bank checking account.  Please call 1-800-225-5163
                        ($50 minimum)        for more information and an enrollment form.



  Exchanges and redemptions



 Exchanging shares       Minimum investments:  $2,500 to establish a new account;
                                               $100 to exchange among existing accounts

                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into;
                                        -   your signature(s) as it appears on your account; and
                                        -   a daytime telephone number.

                                      Send your instructions
                                      by regular mail to:      or by express, registered,     or   by fax to:
                                                               or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------


 Redeeming shares  o By Telephone     To speak  with a  service  representative, call  1-800-225-5163 from 8 a.m. to 8 p.m.
                                      eastern   time  or  to  access   SAIL(TM), Scudder's Automated Information Line, call
                                      1-800-343-2890  (24 hours a day).  You may have  redemption  proceeds  sent  to  your predesignated bank account,  or redemption proceeds  of up to  $100,000  sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        - the  name  of  the  Fund  and  account number you are  redeeming  from;
                                        - your name(s)  and  address as they  appear on your  account;
                                        - the  dollar  amount or number of shares you wish to  redeem;
                                        - your  signature(s) as it appears on your account;   and
                                        - a  daytime  telephone number.

                                      A  signature  guarantee  is  required  for redemptions over $50,000.
                                      See Transaction information--Redeeming shares.

                   o By  Automatic    You may  arrange to receive  automatic  cash payments periodically.
                     Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                     Plan


(Continued from page 11)

Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year.

Shareholders should consult their tax advisers regarding specific questions as to the federal and local tax consequences of investing in the Fund.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


  Fund organization


Scudder Gold Fund is a non-diversified series of Scudder Mutual Funds, Inc., an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in March 1988 and currently offers shares of one investment portfolio.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract.

Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

The Adviser receives monthly an investment advisory fee for its services which fee equals approximately 1% of the Fund's average daily net assets on an annual basis. The fee is higher than that charged to most other investment companies but not necessarily higher than fees charged to funds with investment objectives similar to those of the Fund.

The Fund's expenses are paid out of gross investment income and, to the extent necessary, the Fund's net assets. Shareholders pay no direct charges or fees for investment services.

Scudder,  Stevens & Clark,  Inc. is located at 345 Park  Avenue,  New York,  New
York.

Transfer agent

Scudder Service Corporation,  P.O. Box 2291, Boston, Massachusetts 02107-2291, a
subsidiary   of  the  Adviser  is  the  transfer,   shareholder   servicing  and
dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.



Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records for the Fund.


Custodian

State Street Bank and Trust Company is the Fund's custodian.


  Transaction information

Purchasing shares


Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")


By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,
--   the account number of the fund, and
--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The  exchange  requirements  for  corporations,  other  organizations,   trusts,
fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.


By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.


By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account.

Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions


Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days

(or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances


Shareholders should maintain a share balance worth at least $2,500. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.


Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

  Shareholder benefits


Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Gold Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Lead Portfolio Manager Douglas D. Donald has been responsible for Scudder Gold Fund's day-to-day management since its inception in 1988. Mr. Donald, who joined Scudder in 1964, has more than 40 years of experience with investments in precious metals and mining. Clay L. Hoes, Portfolio Manager, who has nine years of investment research experience, has been a member of Scudder Gold Fund's team since May 1996.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters


Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.


Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

  Directors and Officers


Daniel Pierce*
    President and Director

Thomas J. Devine
    Director; Consultant


Keith R. Fox
    Director; President, Exeter Capital Management Corporation

Dudley H. Ladd*
    Director


Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business


Robert G. Stone, Jr.

    Honorary Director; Chairman of the Board and Director, Kirby Company


Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Juris Padegs*
    Vice President and Assistant Secretary

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

  Investment products and services


    The Scudder Family of Funds


    Money market                                                  Growth and Income
      Scudder Cash Investment Trust                                 Scudder Balanced Fund
      Scudder U.S. Treasury Money Fund                              Scudder Growth and Income Fund


    Tax free money market+                                        Growth
      Scudder Tax Free Money Fund                                   Scudder Capital Growth Fund
      Scudder California Tax Free Money Fund*                       Scudder Classic Growth Fund
      Scudder New York Tax Free Money Fund*                         Scudder Development Fund
                                                                    Scudder Emerging Markets Growth Fund
    Tax free+                                                       Scudder Global Discovery Fund
      Scudder California Tax Free Fund*                             Scudder Global Fund
      Scudder High Yield Tax Free Fund                              Scudder Gold Fund
      Scudder Limited Term Tax Free Fund                            Scudder Greater Europe Growth Fund
      Scudder Managed Municipal Bonds                               Scudder International Fund
      Scudder Massachusetts Limited Term Tax Free Fund*             Scudder Latin America Fund
      Scudder Massachusetts Tax Free Fund*                          Scudder Micro Cap Fund
      Scudder Medium Term Tax Free Fund                             Scudder Pacific Opportunities Fund
      Scudder New York Tax Free Fund*                               Scudder Quality Growth Fund
      Scudder Ohio Tax Free Fund*                                   Scudder Small Company Value Fund
      Scudder Pennsylvania Tax Free Fund*                           Scudder 21st Century Growth Fund
                                                                    Scudder Value Fund
    Income                                                          The Japan Fund
      Scudder Emerging Markets Income Fund                       --------------------------------------------------------
      Scudder Global Bond Fund                                    Retirement Plans and
      Scudder GNMA Fund                                           Tax-Advantaged Investments
      Scudder High Yield Bond Fund                                  IRAs
      Scudder Income Fund                                           Keogh Plans
      Scudder International Bond Fund                               Scudder Horizon Plan*+++ (a variable annuity)
      Scudder Short Term Bond Fund                                  401(k) Plans
      Scudder Zero Coupon 2000 Fund                                 403(b) Plans
 --------------------------------------------------------           SEP-IRAs
    Closed-end Funds#                                               Profit Sharing and Money Purchase Pension Plans
        The Argentina Fund, Inc.                                 --------------------------------------------------------
        The Brazil Fund, Inc.                                     Institutional Cash Management
        The First Iberian Fund, Inc.                                Scudder Institutional Fund, Inc.
        The Korea Fund, Inc.                                        Scudder Fund, Inc.
        The Latin America Dollar Income Fund, Inc.                  Scudder Treasurers Trust(TM)++
        Montgomery Street Income Securities, Inc.
        Scudder New Asia Fund, Inc.
        Scudder New Europe Fund, Inc.
        Scudder World Income Opportunities Fund, Inc.





-------------------------------------------------------------------------------------------------------------------------


For complete information on any of the above Scudder funds, including management fees and expenses,  call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local  taxes.  *Not  available in all states. +++A no-load  variable  annuity  contract provided by Charter  National  Life  Insurance  Company and its  affiliate,  offered by  Scudder's  insurance  agencies,
1-800-225-2470.  #Funds  advised  by  Scudder,  Stevens & Clark,  Inc.  and  traded on  various  stock  exchanges.  ++An institutional cash management service that utilizes certain  portfolios of Scudder Fund, Inc. ($100,000  minimum).  Call
1-800-541-7703 for information.

  How to contact Scudder


 Account Service and Information:                            Please address all correspondence to:

 For existing account service    Scudder Investor Relations                 The Scudder Funds
 and transactions                1-800-225-5163                             P.O. Box 2291
                                                                            Boston, Massachusetts
                                                                            02107-2291


 For personalized                Scudder  Automated
 information about your          Information Line
 Scudder accounts;               (SAIL)                      Visit the Scudder World Wide Web Site at:
 exchanges and redemptions;      1-800-343-2890
 or information                                                          http://funds.scudder.com
 on any Scudder fund


 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor Relations  Many shareholders enjoy the personal, one-on-one
 the Scudder funds, for          1-800-225-2470              service of the Scudder Funds Centers.  Check for a
 additional applications and                                 Funds Center near you--they can be found in the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k)         Scudder Defined             Boca Raton           New York
 and 403(b) plans                Contribution Services       Boston               Portland, OR
                                 1-800-323-6105              Chicago              San Diego
                                                             Cincinnati           San Francisco
                                                             Los Angeles          Scottsdale

 For information on Scudder Treasurers Trust(TM), an         For information on Scudder Institutional Funds*,
 institutional  cash management service for corporations,    funds designed to meet the broad investment
 non-profit   organizations  and  trusts  which  utilizes    management and service needs of banks and
 certain  portfolios  of Scudder  Fund,  Inc.*  ($100,000    other institutions, call: 1-800-854-8525.
 minimum), call: 1-800-541-7703.


 Scudder  Investor  Relations and Scudder  Funds  Centers are services  provided through Scudder
 Investor Services, Inc., Distributor.

 *  Contact  Scudder  Investor  Services,   Inc.,  Distributor,   to  receive  a prospectus  with more complete
    information,  including  management fees and expenses. Please read it carefully before you invest or send money.


                                SCUDDER GOLD FUND


                       An Investment Portfolio of Scudder
                               Mutual Funds, Inc.


            A Pure No-Load(TM) (No Sales Charges) mutual fund series
                      which invests in gold-related equity
                               securities and gold


--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1996




--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Gold Fund dated November 1, 1996, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                           TABLE OF CONTENTS
                                                                                                      Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES.............................................................1
         General Investment Objective and Policies.......................................................1
         Investment Restrictions........................................................................11


PURCHASES...............................................................................................14
         Additional Information About Opening an Account................................................14
         Additional Information About Making Subsequent Investments by AutoBuy..........................14
         Additional Information About Making Subsequent Investments By Telephone Order..................15
         Checks.........................................................................................15
         Wire Transfer of Federal Funds.................................................................15
         Share Price....................................................................................15
         Share Certificates.............................................................................15
         Other Information..............................................................................16

EXCHANGES AND REDEMPTIONS...............................................................................16
         Exchanges......................................................................................16
         Redemption by Telephone........................................................................17
         Redemption by AutoSell.........................................................................18
         Redemption by Mail or Fax......................................................................18
         Redemption-In-Kind.............................................................................18
         Other Information..............................................................................19


FEATURES AND SERVICES OFFERED BY THE FUND...............................................................19
         The Pure No-Load(TM) Concept...................................................................19
         Dividend and Capital Gain Distribution Options.................................................20
         Scudder Funds Centers..........................................................................21
         Reports to Shareholders........................................................................21
         Transaction Summaries..........................................................................21

THE SCUDDER FAMILY OF FUNDS.............................................................................21

SPECIAL PLAN ACCOUNTS...................................................................................24
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals.................................................................25
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed
              Individuals...............................................................................25
         Scudder IRA:  Individual Retirement Account....................................................25
         Scudder 403(b) Plan............................................................................26
         Automatic Withdrawal Plan......................................................................26
         Group or Salary Deduction Plan.................................................................27
         Automatic Investment Plan......................................................................27
         Uniform Transfers/Gifts to Minors Act..........................................................27

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...............................................................27

PERFORMANCE INFORMATION.................................................................................28
         Average Annual Total Return....................................................................28
         Cumulative Total Return........................................................................29
         Total Return...................................................................................29
         Comparison of Fund Performance.................................................................29

FUND ORGANIZATION.......................................................................................33

                                       i


                                      TABLE OF CONTENTS (continued)

                                                                                                      Page

INVESTMENT ADVISER......................................................................................34
         Personal Investments by Employees of the Adviser...............................................36

DIRECTORS AND OFFICERS..................................................................................36

REMUNERATION............................................................................................38

DISTRIBUTOR.............................................................................................39

TAXES...................................................................................................40

PORTFOLIO TRANSACTIONS..................................................................................42
         Brokerage Commissions..........................................................................42
         Portfolio Turnover.............................................................................43

NET ASSET VALUE.........................................................................................43

ADDITIONAL INFORMATION..................................................................................44
         Experts........................................................................................44
         Other Information..............................................................................44

FINANCIAL STATEMENTS....................................................................................45

DESCRIPTION OF S&P AND MOODY'S RATINGS..................................................................46
         Description of S&P preferred stock and corporate bond ratings:.................................46


                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

              (See "Investment objective and policies," "Additional
             information about policies and investments," and "Risk
                       factors" in the Fund's prospectus.)

General Investment Objective and Policies

         Scudder Gold Fund (the "Fund"), a series of Scudder Mutual Funds, Inc. (the "Corporation"), is a pure no-load(TM), non-diversified mutual fund which seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. The Fund is designed as a convenient and cost-effective means for investors to provide diversity to their investments and to participate in possible increases in the price of gold. Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its objective.

Foreign Securities. The Fund intends to invest its assets principally in Australia, Canada, South Africa and the United States (as well as in the Cayman Islands, the domicile of Scudder Precious Metals, Inc., which currently is the Corporation's only wholly-owned subsidiary) and expects that a substantial portion of its assets at any time will consist of non-U.S. securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment

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programs.  Because  of these  factors,  the  value of the  assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through strategic
transactions   involving   currencies.    (See   "Strategic   Transactions   and
Derivatives.")

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may not have a high correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

         Because of the Fund's investment policies and the investment considerations discussed above and in the Prospectus, an investment in shares of the Fund is not intended to provide a complete investment program for an investor.

Illiquid Investments. The Fund may invest a portion of its assets in securities for which there is not an active trading market including securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 or which are otherwise not readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Debt  Securities.  The Fund  may  invest  in  investment-grade  debt  securities convertible into or exchangeable for common stock. Investment grade-debt securities are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody's considers bonds it rates Baa to have speculative elements as well as
investment-grade   characteristics.   (See   "DESCRIPTION  OF  S&P  AND  MOODY'S
RATINGS").

Asset-Indexed Securities. The Fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Fund will purchase asset-indexed securities to the extent permitted by law.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System, any foreign bank when the repurchase agreement is fully secured by government securities of the particular jurisdiction, or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.


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

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the Purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.


         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with unsecured debt obligations purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Custodian. The extent to which the Fund may make short sales of common stocks may be limited by the requirements contained in the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "TAXES.")

Lending of Portfolio Securities. The Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities will be collateralized by cash, letters of credit or Government Securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Corporation's Board of Directors must terminate the loan and regain the right to vote the securities. Any gain or loss

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

in the market price of the securities loaned that might occur during the term of the loan would be for the Fund's account. The Fund has no current intention to loan portfolio securities.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds which pay no periodic interest payments and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon bonds are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Fund's  portfolio,  or  to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The

Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Warrants. The Fund may purchase warrants issued by domestic and foreign issuers to purchase newly created equity issues consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities  involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "TAXES.")

Investment Considerations. In non-U.S. markets, issuers often issue new shares on a partially-paid basis. The aggregate purchase price is paid in installments over a specified period, generally not more than nine months, during which time the shares trade freely on a partially-paid basis. The Fund anticipates that it may purchase partially-paid shares from time to time.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         Because direct investments in precious metals do not generate income, they may be subject to greater fluctuations in value than interest-paying and dividend-paying securities. Investors should also be aware that gold coins trade at approximately the current or spot price of the underlying gold bullion plus a premium which reflects, among other things, fabrication costs incurred in producing the coins. This premium has ranged from 2.5% to 15%. Any change in this premium will affect the value of the Fund's shares.

         Changes in portfolio securities are normally made on the basis of investment considerations.

         The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

Investment Restrictions

         The policies set forth below have been adopted by the Corporation with respect to the Fund as fundamental policies and may not be changed without approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:


         (1) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans.

         (2) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

         (4) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, and gold, silver, platinum and palladium bullion or coins;

         (5) purchase any securities (other than securities issued by wholly-owned subsidiaries of the Corporation) which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except that the Fund will invest at least 25% of its total assets in securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold bullion and coins;

         (6) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

         (7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Corporation, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

Other Investment Policies. The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         In accordance with such policies and guidelines the Corporation may not, for or on behalf of the Fund:

         (1) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days, over-the-counter options and securities (other than securities of wholly-owned subsidiaries of the Corporation) which are illiquid if as a result more than 10% of the value of the Fund's net assets (valued at market at purchase) would be invested in such securities;

         (2) invest in oil, gas, or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (3)      participate  on a joint  or  joint  and  several  basis in any securities trading account, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment companies and client accounts managed by the Fund's investment adviser in the purchase or sale of securities;

         (4) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;


         (6) purchase warrants if as a result such securities taken at the lower of cost or market value would represent more than 10% of the value of the Fund's total net assets (for this purpose, warrants attached to securities will be deemed to have no value);


         (7) with respect to 75% of its total assets, taken at market value, purchase (except for the exercise of stock subscription rights) securities of any one issuer (other than wholly-owned subsidiaries of the Corporation) if as a result more than 10% of the outstanding voting securities of such issuer would be held in the Fund's portfolio, except those issued or guaranteed by the government of the U.S.;

         (8) purchase time deposits if as a result more than 10% of the value of the Fund's total assets would be invested in time deposits maturing in more than seven calendar days;

         (9) invest in the securities of other open-end investment companies, except that the Fund may (i) purchase the securities of a "money market" fund whose investment adviser is the same person as the Fund's investment adviser, or an affiliate thereof but only to the extent authorized by an order of the SEC; or (ii) purchase the securities of another investment company by purchase in the open market when no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase, though not made on the open market, is part of a plan of merger or consolidation; or (iii) that the Fund may purchase the securities of an investment company which invests in the securities of issuers located in a foreign country which, under the laws and/or regulations of such foreign country, the Fund may not acquire directly;

         (10) purchase securities if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities (for these purposes a restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded);

         (11) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

         (12)     purchase or sell real estate limited partnerships;

         (13) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (14) purchase securities of any issuer (other than wholly-owned subsidiaries of the Corporation) with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, obligations issued or guaranteed by any foreign government or its agencies or instrumentalities and securities of closed-end investment companies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

         (15) purchase or retain securities of any issuer (other than wholly-owned subsidiaries of the Corporation) any of whose officers, directors, trustees or security holders is an officer or director of the Corporation or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both; or

         (16) borrow money in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks.


         The 1940 Act limits the Fund's investment in other investment companies. To the extent that the Fund invests in shares of other investment companies, pursuant to the 1940 Act, additional fees and expenses in addition to those incurred by the Fund may be deducted from such investments.


         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds assets will not be considered a violation of the restriction. In order to permit sale of the Fund's shares in certain states, the Corporation may make commitments more restrictive than the investment restrictions described above with respect to the Fund. Should the Corporation determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

                                    PURCHASES

                        (See "Purchases" and "Transaction
                     information" in the Fund's prospectus.)

Additional Information About Opening an Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of Scudder, Stevens & Clark, Inc. or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, Account Number 9903-5552, ABA Number 011000028. The investor must give the Scudder fund name, account name and new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine. and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Additional Information About Making Subsequent Investments By Telephone Order

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone or fax by members of the NASD, by banks and by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Profit Sharing and Money Purchase Pension Plans, and Scudder 401(k) and Scudder 403(b) Planholders). Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. An invoice of the purchase will be mailed out promptly following receipt of a request to buy. Payment should be attached to a copy of the invoice for proper identification. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the shares may be canceled. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If  shares  of the Fund are  purchased  by a check  which  proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Corporation, the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation will have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds


         To obtain the net asset value determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Corporation prior to 4 p.m. eastern time.


         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian"), of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include: Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October), and Veterans' Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to the Fund's transfer agent in Boston by the close of regular trading on the Exchange.

Share Certificates


         Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases or redemptions of Fund shares are arranged and settlement made at the investor's election through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service.


         The Board of Directors and the Distributor, the Fund's principal underwriter, each has the right to limit, for any reason, the amount of purchases by, and to refuse to sell to any person; and each may suspend or terminate the offering of shares of the Fund at any time.


         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors, certification of exempt status) may be returned to the investor unless a correct, certified tax identification number and certain other required certificates are supplied.

         The Corporation may issue shares of the Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

      (See "Exchanges and redemptions" and "Transaction information" in the
                              Fund's prospectus.)

Exchanges


         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction Information--Redeeming shares--By mail or fax" in the Fund's prospectus.


         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding.
(See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent. Shareholders currently receive automatically, without having to elect it, the right to redeem up to $100,000 to their address of record. Shareholders may request to have the proceeds mailed or wired to their predesignated bank account.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.


Redemption by AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoSell program may sell shares of the Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with a signature guarantee as explained in the Fund's prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption-In-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares of the Fund, including an exchange into another series of the Corporation, if any, or another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

         If transactions at any time reduce a shareholder's account balance to below $1,000 in value, the Corporation may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Corporation will redeem all shares, close the account and send the redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by the Fund. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.)

                    FEATURES AND SERVICES OFFERED BY THE FUND

             (See "Shareholder benefits" in the Fund's prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset based sales charges and service fees are typically paid pursuant to distribution plans adopted under Rule 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

------------------------------------------------------------------------------------------------------------------

                                Scudder                                                         No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund     Load Fund with 0.75%      0.25% 12b-1 Fee
                                                                             12b-1 Fee
------------------------------------------------------------------------------------------------------------------

          10                   $ 25,937               $ 23,733               $ 24,222               $ 25,354
------------------------------------------------------------------------------------------------------------------

          15                    41,772                 38,222                 37,698                 40,371
------------------------------------------------------------------------------------------------------------------

          20                    67,275                 61,557                 58,672                 64,282
------------------------------------------------------------------------------------------------------------------


         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. See "How to contact Scudder" in the Prospectus for the address. Please include your account number with your written request.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Funds Centers

         Investors may visit any of the Fund Centers maintained by Scudder Investor Services, Inc. listed in the Prospectus. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Prospectus.

Reports to Shareholders

         The Corporation issues shareholders semiannual financial statements (audited annually by independent accountants) including a list of investments held and statements of assets and liabilities, statements of operations, statements of changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $2,500 or $1,000 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.


         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.


         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder  High  Yield Bond Fund seeks to provide a high level of current
         income  and,  secondarily,   capital  appreciation  through  investment
         primarily in below investment grade domestic debt securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE


         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in municipal securities.


         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.


         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high grade.


         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

---------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.


         Scudder Classic Growth Fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.


         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S. and foreign issuers. Income is an incidental consideration.

---------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.


         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.


         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.

         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
              Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,250 for married couples if one spouse has earned income of no more than $250). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)



                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-----------------------------------------------------------------------------------------------------------
        Starting                                       Annual Rate of Return
         Age of              ------------------------------------------------------------------------------
      Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699


         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)


                                      Value of a Non-IRA Account at
                               Age 65 Assuming $1,380 Annual Contributions
                             (post tax, $2,000 pretax) and a 31% Tax Bracket

-----------------------------------------------------------------------------------------------------------
         Starting                                    Annual Rate of Return
          Age of              ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681


Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

                       (See "Distribution and performance
             information--Dividends and capital gains distributions"
                           in the Fund's prospectus.)

         The Corporation intends to follow the practice of distributing substantially all of the Fund's net investment income, including any excess of net realized short-term capital gains over net realized long-term capital losses. The Corporation intends to follow the practice of distributing the entire excess of the Fund's net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes on behalf of the shareholders.

         The Corporation intends to distribute the Fund's net investment income and any net realized short-term and long-term capital gains resulting from Fund investment activity in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash (see "TAXES"). Any distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

                             PERFORMANCE INFORMATION

                (See "Distribution and performance information --
              Performance information" in the Fund's prospectus.)

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and the life of the Fund, ended on the date of the most recent balance sheet. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

         Where:

                  T        =        Average Annual Total Return
                  P        =        a hypothetical initial investment of $1,000
                  n        =        number of years
                  ERV      =        ending  redeemable value of a hypothetical
                                    $1,000 investment made at the beginning of the periods of one year or the life of the Fund (or fractional portion thereof).



          Average Annual Total Return for periods ended June 30, 1996*


                     One Year          Five Years       Life of the Fund


                      36.91%             13.98%             6.15%(1)

         (1) For the period September 2, 1988 (commencement of operations) to June 30, 1996.

         * If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the one year and five year periods ended June 30, 1996, and the life of the Fund would have been lower.



         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV               = ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


            Cumulative Total Return for periods ended June 30, 1996*


                      One Year          Five Years       Life of the Fund


                       36.91%             92.37%            59.51%(1)


         (1) For the period September 2, 1988 (commencement of operations) to June 30, 1996.

         * If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the cumulative total return for the one year and five year periods ended June 30, 1996, and the life of the Fund would have been lower.



         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         The Fund's performance is affected by changes in the prices of gold and other precious metals, the level of stock prices generally, by the Adviser's selection of securities for the portfolio, by the Fund's expense ratio and other factors.

         Because some of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future performance.

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.


Internet access

         World Wide Web Site -- The address of the Scudder Funds site is http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

         Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.


         Evaluation of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Fund may include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

Handy and Harman, a major New York-based gold fabricator and metal refiner that issues public quotes on gold prices daily.


IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."


Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.


Investor's Business Daily, a daily newspaper that features financial, economic, and business news.


Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.


U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.


Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                                FUND ORGANIZATION

               (See "Fund organization" in the Fund's prospectus.)

         The Corporation is a Maryland corporation organized in March 1988. The Corporation currently offers shares of common stock of one investment fund which represents interests in the Fund. The authorized capital stock of the Corporation consists of 100 million shares of a par value of $0.01 each. Shares are divided into classes, one of which represents interests in the one investment fund currently offered by the Corporation. Shares of each class have equal rights as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and nonassessable, transferable, and redeemable at net asset value of the relevant fund at the option of the shareholder. Shares have no preemptive or conversion rights.

         The shares of the Corporation have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Shareholders of the Corporation generally vote by class, rather than in the aggregate, except with respect to the election of directors and the selection of independent accountants.

         The Articles of Incorporation provide that the Directors of the Corporation shall not be liable for any action taken by them in good faith. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

     (See "Fund organization--Investment adviser" in the Fund's prospectus.)

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts continual studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and other clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by the Adviser's own research specialists. However, the Adviser regards this information and material as an adjunct to its own research activities. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of most favorable net results to the Fund.


         The investment advisory agreement with the Adviser (the "Agreement") was last approved by the Directors on June 4, 1996 and by the shareholders of the Fund on September 4, 1996. The Agreement is dated September 5, 1996 and will continue in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on 60 days' written notice, and automatically terminates in the event of its assignment.


         Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision and continually furnishes an investment program for the Fund's portfolio consistent with the Fund's investment objective and policies and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject to the provisions of the Corporation's Articles of Incorporation and By-Laws and of the 1940 Act and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of such Directors regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all officers and executive employees of the Corporation and makes available, without expense to the Corporation or the Fund, the services of such affiliated persons as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and pays the
Corporation's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For these services the Fund pays the Adviser in monthly installments an annual fee equal to approximately 1.0% of the average daily net assets of the Fund on an annual basis.


         The Agreement provides that the Adviser will reimburse the Fund for annual expenses to the extent required by the lowest expense limitations imposed by the states in which the Fund will offer its shares, although no payments are required to be made by the Adviser pursuant to this reimbursement provision in excess of the annual fee paid by the Fund to the Adviser. Management has been advised that the lowest of such limitations is presently 2 1/2% of such net assets up to $30 million, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation, and other expenses may be excluded from time to time. Any such fee advance required to be returned to the Fund will be returned as promptly as practicable after the end of the Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro-rata expense limitation at the time of such payment. For the fiscal year ended June 30, 1996, the Adviser did not reimburse the Fund.

         The net investment advisory fees for the fiscal years ended June 30, 1996, 1995 and 1994 were $1,545,158, $1,281,161 and $1,137,467, respectively.


         Under the Agreement, the Fund is responsible for all of the other expenses relating to its operations including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates and any other expenses, including clerical expenses of issuance, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors of the Corporation who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. Expenses incurred on a Corporation-wide basis will be allocated pro rata among all investment funds of the Corporation, including the Fund, on the basis of their relative net assets.

         The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent for portfolio pricing services relating to the Fund, if any.

         The Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement remains in effect.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Fund have been represented by independent counsel at the Fund's expense. Willkie Farr & Gallagher serves as counsel for the Fund and also for Scudder Investor Services, Inc.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Corporation's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Corporation or Fund relationships.

         None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS


                                                                                         Position with
                                    Position with              Principal                 Underwriter, Scudder
Name, Age and Address               Corporation                Occupation*               Investor Services, Inc.
---------------------               -----------                -----------               -----------------------


Daniel Pierce@# (62)                President and Director     Chairman of the Board     Vice President,
                                                               and Managing Director     Director and Assistant
                                                               of Scudder, Stevens &     Treasurer
                                                               Clark, Inc.


Thomas J. Devine (69)               Director                   Consultant                --
641 Lexington Avenue
New York, NY  10022

Keith R. Fox (42)                   Director                   President, Exeter
10 East 53rd Street                                            Capital Management
New York, NY  10022                                            Corporation

Dudley H. Ladd @# (52)              Director                   Managing Director of      Senior Vice President
                                                               Scudder, Stevens &        and Director
                                                               Clark, Inc.


                                       36

                                                                                         Position with
                                    Position with              Principal                 Underwriter, Scudder
Name, Age and Address               Corporation                Occupation*               Investor Services, Inc.
---------------------               -----------                -----------               -----------------------

Dr. Gordon Shillinglaw (71)         Director                   Professor Emeritus of    --
Columbia University                                            Accounting, Columbia
196 Villard Avenue                                             University Graduate
Hastings-on-Hudson, NY  10706                                  School of Business

Robert G. Stone, Jr. (73)           Honorary Director          Chairman of the Board    --
405 Lexington Avenue                                           and Director, Kirby
39th Floor                                                     Corporation (marine
New York, NY  10174                                            transportation, diesel
                                                               repair and property and
                                                               casualty insurance in
                                                               Puerto Rico)


Jerard K. Hartman+ (63)             Vice President             Managing Director of     --
                                                               Scudder, Stevens &
                                                               Clark, Inc.

Thomas W. Joseph@ (57)              Vice President             Principal of Scudder,     Vice President,
                                                               Stevens & Clark, Inc.     Director, Treasurer and
                                                                                         Assistant Clerk

David S. Lee@ (62)                  Vice President             Managing Director of      President, Assistant
                                                               Scudder, Stevens &        Treasurer and Director
                                                               Clark, Inc.

Thomas F. McDonough@ (49)           Vice President and         Principal of Scudder,     Clerk
                                    Secretary                  Stevens & Clark, Inc.

Pamela A. McGrath@ (42)             Vice President and         Managing Director of     --
                                    Treasurer                  Scudder, Stevens &
                                                               Clark, Inc.

Edward J. O'Connell+ (51)           Vice President and         Principal of Scudder,     Assistant Treasurer
                                    Assistant Treasurer        Stevens & Clark, Inc.

Juris Padegs+ (65)                  Vice President and         Managing Director of     --
                                    Assistant Secretary        Scudder, Stevens &
                                                               Clark, Inc.

Kathryn L. Quirk+ (43)              Vice President and         Managing Director of      Vice President
                                    Assistant Secretary        Scudder, Stevens &
                                                               Clark, Inc.

Coleen Downs Dinneen@ (35)          Assistant Secretary        Vice President of         Assistant Clerk
                                                               Scudder, Stevens &
                                                               Clark, Inc.



* Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
+        Address:  345 Park Avenue, New York, New York  10154
@        Address:  Two International Place, Boston, Massachusetts 02110

# Messrs. Ladd and Pierce are members of the Executive Committee, which may exercise all of the powers of the Directors when they are not in session.

         As of September 30, 1996 all Directors and officers of the Corporation as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the Fund.

         As of September 30, 1996, 2,077,472 shares in the aggregate, 13.78% of the outstanding shares of the Fund, were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the best of the Fund's knowledge, as of September 30, 1996, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.


         The Directors and officers of the Corporation also serve in similar capacities with other Scudder funds.

                                  REMUNERATION


         Several of the officers and Directors of the Corporation may be officers or employees of the Adviser or of Scudder Investor Services, Inc., from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid to the Adviser. The Corporation pays no direct remuneration to any officer of the Corporation. However, each of the Corporation's Directors who is not affiliated with the Adviser will be compensated for all expenses relating to Corporation business (specifically including travel expenses relating to Corporation business). Each of these unaffiliated Directors receives an annual Director's fee of $4,000 plus $400 for attending each Directors' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting, other than an audit committee meeting or contract meeting, attended. For the fiscal year ended June 30, 1996, such fees imposed totaled $28,616.


The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive  compensation from the Corporation.
Column (2) Aggregate compensation received by a Director from the Corporation. Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. Scudder Mutual Funds, Inc. does not pay its Directors such benefits.
Column (5) Total compensation received by a Director from the Corporation plus compensation received from all funds managed by the Adviser for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the board of a closed-end fund is greater than the compensation received by a Director for serving on the board of an open-end fund.



                               Compensation Table
                      for the year ended December 31, 1995
----------------------------------------------------------------------------------------------------------------------------

           (1)                              (2)                         (3)                (4)               (5)
                                                                                                            Total
                                                                                                      Compensation From
                                                                     Pension or                        the Corporation
                                                                     Retirement         Estimated      and Scudder Fund
                                                                  Benefits Accrued       Annual        Complex Paid to
     Name of Person,          Aggregate Compensation from the     As Part of Fund     Benefits Upon        Director
         Position                      Corporation*               Complex Expenses     Retirement
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Devine,                         $ 9,000                       N/A                N/A             $146,267
Director                                                                                                  (17 funds)

Keith R. Fox,                              $ 0+                         N/A                N/A              $ 1,686
Director                                                                                                   (2 funds)

Gordon Shillinglaw,                       $ 9,400                       N/A                N/A             $102,097
Director                                                                                                  (15 funds)

Robert G. Stone, Jr.,**                   $ 9,000                     $6,788@            $6,000@           $144,302
Honorary Director                                                                                         (15 funds)



*    The Corporation consists of one fund:  Scudder Gold Fund.
+    Mr. Fox became a Director of the Corporation on January 1, 1996.
**   Mr.  Stone  became an Honorary  Director of the  Corporation  on January 1,
     1996.
@    Retirement   benefits  accrued  and  proposed  to  be  paid  as  additional compensation for serving on the Board of The Japan Fund, Inc.



                                   DISTRIBUTOR


         The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The Fund's underwriting agreement dated September 2, 1988 will remain in effect from year to year thereafter only if its continuance is approved annually by a majority of the members of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation. The underwriting agreement was most recently approved by the Directors on September 4, 1996.


         Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the registration statement and prospectus and any amendments and supplements thereto relating to the Fund, the registration and qualification of Fund shares for sale in the various states, including registering the Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of Fund shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares of the Fund to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares of the Fund issued by the Corporation.

Note: Although the Fund currently has no 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor will offer the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for Fund shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

      (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information,
              Tax identification number" in the Fund's prospectus.)

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or a predecessor statute and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         As a regulated investment company qualifying under Subchapter M of the Code, the Fund is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income generally is made of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Fund.

         In order to qualify as a regulated investment company, the Fund may earn no more than 30% of its annual gross income from the sale of securities held for less than three months. This requirement may limit the Fund's ability to sell securities held for less than three months; effect short sales of securities held for less than three months (or of substantially identical securities); write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. In addition, no more than 10% of the Fund's gross income may be from nonqualifying sources, including income from investments in precious metals and precious metals futures and options transactions. The Fund may therefore need to limit the extent to which it makes such investments in order to qualify as a regulated investment company.

         The Fund is subject to a 4% nondeductible excise tax calculated as a percentage of certain undistributed amounts of taxable income and capital gain. The Fund has established distribution policies which should minimize or eliminate the application of this tax.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to a shareholder as long-term capital gain, regardless of the length of time the shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in the recognition of gain or loss by the shareholder.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         The Fund may qualify for and make an election which would allow shareholders to claim a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund. Should the Fund elect to do so, shareholders would be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The Fund will be qualified to make the election if more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by Section 904 of the Code. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. For any year for which such an election is made, the Fund will report to shareholders (no later than 60 days after the close of its fiscal year) the amount per share of such foreign taxes that must be included in the shareholder's gross income and will be available as a deduction or credit.

         No gain or loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the put option purchased by the Fund, on the Fund's holding period for the underlying stock it sells pursuant to the put option. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock in the Fund's portfolio. If the Fund writes a put or call option, no gain or loss is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a purchaser exercises a call option written by the Fund and such call option is exercised, the character of the gain or loss recognized by the Fund will depend on the Fund's holding period for the underlying stock sold pursuant to such exercise. The exercise of an equity put option written by the Fund is not a taxable transaction for the Fund.

         Many futures contracts (including foreign currency futures contracts) entered into by the Fund, certain forward currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be considered "Section 1256" contracts under the Code. Absent an election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term. Moreover, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized. Under certain circumstances, entry into a futures contract to sell a security held by the Fund may constitute a short sale of that security for federal income tax purposes, causing an adjustment in the Fund's holding period for that security.

         Under Section 988 of the Code, discussed below, foreign currency gains or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

         The Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) may be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.

         The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Backup withholding may be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions made for the previous year.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for the Fund through the Distributor which in turn places orders on behalf of the Fund with other brokers/dealers. The Distributor receives no commission, fees or other remuneration from the Fund for this service. Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of assets for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers/dealers who supply research, market and statistical information to the Corporation, the Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers/dealers on the basis that the broker/dealer has or has not sold shares of the Corporation. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


         Although certain research, market and statistical information from brokers/dealers may be useful to the Corporation, the Fund and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Corporation and the Fund, and not all such information is used by the Adviser in connection with the Fund of the Corporation. Conversely, such information provided to the Adviser by brokers/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Corporation and the Fund.


         In the fiscal years ended June 30, 1996, 1995 and 1994 the Fund paid brokerage commissions of $128,087, $341,830 and $351,746, respectively. For the fiscal year ended June 30, 1996, $2,475 (2%) of the total brokerage commissions paid ($128,087) by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers/dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $37,005,614 (3%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.


         The Directors intend to review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         The Fund's portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases of securities to the monthly average value of the portfolio, excluding all securities with remaining maturities of less than one year) for the two fiscal years ended June 30, 1995 and 1996, were 42.0% and 29.7%, respectively.


                                 NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's

Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION
Experts

         The Financial Highlights of the Fund included in the Prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's objectives and policies, and other factors, such as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The Corporation sends to each shareholder of the Fund audited semiannual and annual reports, each of which includes a list of the investment securities held by the Fund. Shareholders may seek information regarding the Corporation, including the current performance of the Fund from their Scudder service representative. The CUSIP number of the Fund is 810904-10-2.

         The Corporation employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101 as custodian for the Fund. State Street Bank and Trust Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.


         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Service Corporation an annual fee of $17.55 for each account maintained for a participant. For the fiscal year end June 30, 1996 Service Corporation charged the Fund aggregate fees of $287,010, of which $27,581 is unpaid at June 30, 1996.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets on the next $850 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $56,134, of which $10,978 is unpaid at June 30, 1996.

         Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts
02110-4103, an affiliate of the Adviser, for such accounts. The Fund pays Scudder Trust Company an annual fee of $17.55 per shareholder account. The Fund incurred fees of $9,658 during the fiscal year ended June 30, 1996.


         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement of the Corporation relating to the Fund that has been filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


         The financial statements, including the investment portfolio, of Scudder Gold Fund, which are included on pages 10 through 24, inclusive, in the Annual Report to the Shareholders of the Fund dated June 30, 1996, together with the Report of Independent Accountants, and Supplementary Information, are incorporated by reference and attached hereto, and are hereby deemed to be a part of this Statement of Additional Information.

                     DESCRIPTION OF S&P AND MOODY'S RATINGS

Description of S&P preferred stock and corporate bond ratings:

         AAA--Preferred stock and bonds rated AAA have the highest rating assigned by S&P to a preferred stock issue or debt obligation. Capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, is extremely strong.

         AA--Preferred stock and bonds rated AA have a very strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, and differ from the highest rated issues only in small degree.

         A--Preferred stock and bonds rated A have a strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than preferred stocks or bonds in higher rated categories.

         BBB--Preferred stock and bonds rated BBB are regarded as having an adequate capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay preferred stock obligations or to pay interest and repay principal for bonds in this category than for preferred stocks or bonds in higher rated categories.

Description of Moody's preferred stock ratings:

         aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa--An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Description of Moody's corporate bond ratings:

         Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Gold
Fund

Annual Report
June 30, 1996

o A convenient and cost-effective way to broaden a portfolio of stocks, bonds, and money market investments. Offers potential for maximum return from a portfolio of gold and gold-related investments in exchange for above-average risk.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GOLD FUND


   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  16 Consolidated Financial Statements

  19 Consolidated Financial Highlights

  20 Notes to Consolidated Financial Statements

  25 Report of Independent Accountants

  26 Tax Information

  29 Officers and Directors

  30 Investment Products and Services

  31 How to Contact Scudder

  IN BRIEF

o Scudder Gold Fund compiled an impressive 36.91% total return for its most recent fiscal year ended June 30, 1996, more than double the average performance of the 42 gold-oriented funds tracked by Lipper over the same period. Please see page 4 for additional performance information.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:               Total Returns for Gold and Gold Funds
CHART PERIOD:                      (Periods ended June 30, 1996)


                                           6 months             12 months
                                           --------             ---------

   Gold Bullion,                             -1.28                 -2.30
   London p.m. fix

   Platinum,                                 -2.24                -11.90
   free market price

   Toronto Stock Exchange                     6.28                  3.71
   Gold Index

   Johannesburg (South Africa)               28.15                 19.60
   Stock Exchange Gold Index

   Lipper  Average                           14.82                 16.60
   for Gold-Oriented Funds

   Scudder Gold Fund                         32.96                 36.91

               Past performance does not guarantee future results.

o The price of gold fluctuated in a $375-$397 range from July through November 1995, then spiked dramatically to $414 per ounce in February 1996. The actions of central banks then dampened the market's speculative fever, and gold closed the Fund's fiscal year at a $382 price.

o Tier V stocks such as Bre-X and Arequipa continued to make sizable gains; we took substantial profits from these and other small gold stocks during the fiscal year.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Gold Fund's objective is to seek maximum return through investments in gold stocks and gold bullion. The Fund offers a convenient and cost-effective way to diversify an investor's portfolio and the opportunity to participate in future increases in the price of gold. Your Fund performed well over its most recent fiscal year, compiling an impressive 36.91% total return. This return is especially noteworthy considering that while gold and gold stocks in general made a dramatic run-up during the period, they gave back most of those gains by the end of June.

         To a great extent, the Fund's gains during the period were due to our investments in Tier V (small gold exploration companies) gold stocks. With start-up capital gained mainly through stock offerings, these companies search for gold in promising areas of the world, performing geochemical sampling and geophysics studies. Several of these companies have made impressive new finds over the past two years, and your Fund has profited from these holdings. Now we have entered a new stage of worldwide gold exploration, and the most promising opportunities lie with Tier V companies that have already found large gold deposits and are making arrangements with larger, highly capitalized firms to mine the gold cost-effectively. Please turn to the Portfolio Management Discussion that begins on page 6 for more information on the Fund's new emphasis.

         We are pleased to announce that information for Scudder investors is now available on our new Web site on the Internet, at http://funds.scudder.com. This site provides instant access to fund prospectuses and an exciting and versatile way for our shareholders to gain access to up-to-the-minute information from Scudder. We believe we have one of the most creative and extensive Web sites available for mutual fund investors, and invite you to visit our site soon.

                                              Sincerely,
                                              /s/Daniel Pierce
                                              Daniel Pierce
                                              President,
                                              Scudder Gold Fund

SCUDDER GOLD FUND
PERFORMANCE UPDATE as of June 30, 1996
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER GOLD FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,691    36.91%    36.91%
5 Year    $19,237    92.37%    13.98%
Life of
 Fund*    $15,951    59.51%     6.15%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,600    26.00%    26.00%
5 Year    $20,759   107.59%    15.71%
Life of
 Fund*    $31,200   212.00%    15.82%

*The Fund commenced operations on September 2,
1988. Index comparisons begin September 30, 1988.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED JUNE 30

Scudder Gold Fund
Year            Amount
----------------------
9/88           $10,000
'89            $ 9,256
'90            $ 9,005
'91            $ 8 705
'92            $ 8,106
'93            $10,699
'94            $11,378
'95            $12,459
'96            $16,746

S&P 500 Index
Year            Amount
----------------------
9/88           $10,000
'89            $12,014
'90            $13,995
'91            $15,030
'92            $17,046
'93            $19,369
'94            $19,642
'95            $24,762
'96            $31,200

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED JUNE 30


                       1989*   1990    1991    1992    1993    1994    1995    1996
                     ---------------------------------------------------------------
NET ASSET VALUE...   $10.58   $10.21  $9.87   $9.19   $12.13  $12.64  $12.86  $15.34
INCOME DIVIDENDS..   $    -   $  .01  $   -   $   -   $    -  $  .24  $  .25   $1.08
CAPITAL GAINS &
OTHER
DISTRIBUTIONS.....   $    -   $  .09  $   -   $   -    $   -   $   -  $  .47   $ .63
FUND TOTAL
RETURN (%)........   -11.83    -2.71  -3.33    6.89    31.99    6.35    7.50   36.91
INDEX TOTAL
RETURN (%)........    20.11    16.45   7.37   13.39    13.61    1.40   26.07   26.00

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of June 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
 As a percentage of net assets

Equity Holdings             85%    The Fund is broadly diversified,
Precious Metals             14%    and seeks to maintain a balance between
Cash Equivalents, net        1%    long-term growth and liquidity.
                           ----
                           100%
                           ====


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
Tier breakdown of the Fund's common stocks

Tier I    Premier gold producing
          companies                     20%      We are now focusing on
Tier II   Major established gold                 Tier V companies that have
          producers                     27%      made gold discoveries and
Tier III  Junior gold producers                  are making deals with major
          with medium cost                       producers to develop and mine
          productions                   13%      these large gold deposits.
Tier IV   Companies with some gold
          production on stream
          or in start-up                 9%
Tier V    Primarily exploration
          companies with or
          without mineral reserves      31%
                                       ----
                                       100%
                                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (28% of Portfolio)
--------------------------------------------------------------------------
1. STILLWATER MINING CO.
   Exploration and development of mines in Montana producing platinum, palladium and associated metals.
2. ASHANTI GOLDFIELDS CO., (ADS)
   World class gold producer in Ghana
3. EURO-NEVADA MINING, LTD.
   Large North American royalty owner
4. BARRICK GOLD CORP.
   Gold exploration and production in North and South America
5. HEMLO GOLD MINES, INC.
   Large gold producer, with single mine in Ontario; active exploration company
6. PIONEER GROUP INC.
   Fund management company owning major gold producer in Ghana
7. SANTA FE PACIFIC GOLD CORP.
   Major domestic gold mining company
8. NEWMONT MINING CORP.
   International gold exploration and mining company
9. AREQUIPA RESOURCES LTD.
   Exploration company in Peru
10.CAMBIOR INC.
   Medium-sized gold producer with a major in Guyana


One month after the close of the Fund's fiscal year, our remaining investment in Arequipa Resources (our ninth largest holding) was worth 40 times its cost.

-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GOLD FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         During its most recent fiscal year ended June 30, 1996, Scudder Gold Fund profited handsomely from the performance of gold stocks -- particularly Tier V stocks. Meanwhile, prices of gold and gold stocks soared for several months, then came back to earth. Scudder Gold Fund posted an impressive 36.91% total return for the period, consisting of a $2.48 increase in net asset value -- to $15.34 per share -- and distributions of $1.08 in income dividends and $0.63 in long-term capital gains. The Fund's total return was more than double the average for gold funds as tracked by Lipper Analytical Services.

         Longer term, Scudder Gold Fund has continued to outpace the average gold fund as well, as shown in the chart below. In fact, the fund's rankings fall between the top 10% and top 17% of its peers over the historical periods listed in the chart.

               Investment Returns for Periods Ended June 30, 1996

                    Scudder       Lipper      Percentile     Number of
   Period          Gold Fund      Average        Rank      Funds tracked
   ------          ---------      -------        ----      -------------

  1 year            36.91%        16.60%          14%           42

  2 years*           21.32          7.14           11           35

  3 years*           16.11          4.79           10           29

  4 years*           19.89         12.36           17           29

  5 years*           13.98          8.09           14           28



  * Average annual total returns

  Performance statistics compiled by Lipper Analytical Services, Inc.

  Past performance is no guarantee of future results.

                             Gold's Topsy Turvy Year

         Though the price of gold and the performance of gold stocks are closely related, the markets for these investments do not move in tandem. From July through November 1995, gold bullion continued to trade in a relatively narrow range -- from $375 to $397 -- as "forward sales" by gold producers stemmed any attempts to break the $400 mark. (In "selling forward," gold producers sell on the marketplace gold that will not be mined for between six months and four years, similar to "selling short" in the stock market. They do this to guarantee a favorable price for the unmined gold.) Then in December, forward sales diminished as central banks' lease rate for lending gold rose sharply. The gold market shifted from a scenario of downward price pressure to strong upward pressure as supply tightened and large commodity funds, sensing an opportunity, began to purchase large amounts of bullion. Despite a large forward sale by a South African gold mining company, prices started moving up in January 1996, peaking at $414 per ounce on February 5.

         At the height of this activity, central banks -- desiring an orderly market -- acted to dampen speculative fever by selling gold reserves into the rally. Their actions halted the spike and the price of gold gradually subsided to a $390 to $395 range. In May, many commodity funds sold their gold bullion positions, and by June gold's price had retreated almost to where it had started in the $380-$385 range. We believe this range will act as a "floor" for what we hope will be an orderly re-ascension toward $400 per ounce during the latter half of 1996 and beyond.

         Gold's supply/demand relationship is as it has been for the past several years: Worldwide demand for gold -- 80-90% of which is represented by jewelry fabrication demand -- is rising, and is exceeding the supply of newly mined gold by a gradually increasing margin. Since no significant increase in supply is expected before 1998, when some more recent worldwide gold discoveries should begin to bear fruit, we expect this supply/demand gap will continue to underpin the price of gold bullion.

                              A New Tier V Strategy

         Meanwhile, during the latter half of Scudder Gold Fund's fiscal year, Wall Street analysts began recommending that more investors hold gold stocks in their portfolios. Prices of gold stocks from Tier I to Tier V responded with a sharp rally, due in part -- as we've mentioned in the past -- to the relatively small (approximately $65 billion) total capitalization of gold stocks worldwide. The Toronto Stock Exchange Gold Index, registering at less than 10,000 in November, soared to 13,200 by the last week in May. By the end of June, however, the Index followed gold bullion's reversal and dipped back to 11,000.

         Though Scudder Gold Fund benefited from holdings in gold mining companies of various sizes, our major focus was on Tier V stocks, primarily exploration companies. During the 12-month period we dramatically reduced our holdings in Bre-X Minerals and Arequipa Resources, two exploration companies that have enjoyed enormous stock price increases. (At fiscal year end our remaining holdings in Bre-X shares were valued at better than 80 times their original cost.) We reduced our holdings not only to lock in profits for the Fund, but also because we have altered our strategy regarding Tier V companies. Over the last two years there has been a tremendous amount of new exploration activity around the world, as well as investment in that activity. As several companies have now made large gold discoveries, we believe this sector has shifted into a second stage. Rather than in pure exploration, the best opportunities in our view now lie with Tier V companies that are making deals with a major producer to have the larger, better capitalized firm develop and mine newly discovered gold deposits. Of course, the nature of Tier V companies is inherently aggressive, even with the partnership of more established firms.

         In July, Barrick Gold offered to purchase all the stock of Arequipa at $27 per share. Although this price was 17% below the stock's peak, it still represented a 30% premium to the market price preceding the offer. One month after the close of Scudder Gold Fund's fiscal year the Fund's remaining investment in Arequipa was worth more than 40 times its cost.

         Regionally, we remain enthusiastic concerning Venezuela's prospects. Progress toward removing political uncertainty has been made, and a major gold mining firm is poised to invest over $400 million to develop its property there. A new mining code and other legislation must be in place, however, before the company will commit its resources fully.

         Additionally, we are monitoring developments in gold exploration within Russia and other countries of the Commonwealth of Independent States. Though the first flush of investor enthusiasm has worn off following the overthrow of communism in 1989, progress is ongoing. Companies now realize it will take longer and cost more than first thought to mine gold successfully there. One of the Fund's holdings, Newmont Mining, is persisting in its exploration there, with a property in Murantau in Uzbekistan. The prospects for developing the enormous mineral wealth in this part of the world remain intriguing.

                              Our Outlook

         During the next 12 months we anticipate something of a repeat performance of the last 12 -- a gradual increase in the price of gold with intermittent price spikes. It is possible for the low- to moderate-cost producers that the Fund invests in to reap significant profits at $385 per ounce of gold; therefore any increase in gold's price would benefit these stocks. We believe central banks will continue to moderate any speculative movements in gold's price. And as we stated above, the gap between supply and demand should provide at least a floor for the price of gold, if not significant upward price pressure.

         As always, we will seek to benefit from developments in these twin markets and continue to search for exciting companies involved in gold exploration and development around the world. We believe the Fund remains an appropriate investment for those seeking portfolio diversification, a hedge against inflation, and participation in the world's gold and precious metals markets.

         Sincerely,

         Your Portfolio Management Team

         /s/Douglas D. Donald               /s/William J. Wallace

         Douglas D. Donald                  William J. Wallace

                               Scudder Gold Fund:
                          A Team Approach to Investing

   Scudder Gold Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Douglas D. Donald has been responsible for Scudder Gold Fund's day-to-day management since its inception in 1988. Doug, who joined Scudder in 1964, has more than 40 years of experience with investments in precious metals and mining. William J. Wallace, Portfolio Manager, has been a member of Scudder Gold Fund's team since 1991 and also serves as a Portfolio Manager for Scudder Value Fund. Bill, who has over 15 years of investment experience, contributes expertise in quantitative analysis.

SCUDDER GOLD FUND
INVESTMENT PORTFOLIO as of June 30, 1996

--------------------------------------------------------------------------------

                            % of        Principal                                                     Market
                         Net Assets     Amount ($)                                                   Value ($)
--------------------------------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------
                            3.0%        REPURCHASE AGREEMENTS
                                        ----------------------------------------------------------------------

                                        5,248,000 Repurchase Agreement with Donaldson,
                                                   Lufkin & Jenrette dated 6/28/96 at 5.45%
                                                   to be repurchased at $5,250,383 on 7/1/96,
                                                   collateralized by a $3,515,000 U.S. Treasury
                                                   Note, 12.5%, 8/15/14 (Cost $5,248,000) ........   5,248,000
                                                                                                    ----------

                                        ----------------------------------------------------------------------
                            3.7%        CONVERTIBLE BONDS
                                        ----------------------------------------------------------------------

     CHILE                  0.5%          500,000 Bema Gold Corp., 7.5%, 2/28/00 .................     900,000
                                                                                                    ----------
     INTERNATIONAL          3.2%        2,500,000 Golden Shamrock Mines Ltd., 7.5%, 5/9/00 .......   3,150,000
                                        2,500,000 Horsham Corp., 3.25%, 12/10/18 .................   2,325,000
                                                                                                    ----------
                                                                                                     5,475,000
                                                                                                    ----------

                                                  TOTAL CONVERTIBLE BONDS (Cost $5,583,125) ......   6,375,000
                                                                                                    ----------

                                        ----------------------------------------------------------------------
                           82.1%        COMMON STOCKS
                                        ----------------------------------------------------------------------
                                        Shares
                                        ----------------------------------------------------------------------

     AUSTRALIA              7.2%          600,000 Acacia Resources Ltd.* (Gold and mineral
                                                   exploration company with operations
                                                   throughout Australia) .........................   1,414,531
                                          500,000 Delta Gold NL* (Emerging junior exploration
                                                   company with important platinum property in
                                                   Zimbabwe) .....................................   1,277,007
                                        2,500,000 Gold Mines of Kalgoorlie (Major gold
                                                   producer) .....................................   2,730,830
                                          413,992 Newcrest Mining, Ltd. (Senior gold producer
                                                   and exploration company) ......................   1,659,212
                                          550,000 Orion Resources (Junior exploration company) ...     799,603
                                        1,133,976 Poseidon Gold Ltd. (Growing Tier III gold
                                                   producer) .....................................   2,789,254
                                        1,600,000 Ross Mining NL (Junior exploration company) ....   1,772,878
                                                                                                    ----------
                                                                                                    12,443,315
                                                                                                    ----------

     BOLIVIA                1.7%          519,900 Corriente Resources, Inc.*(Exploration and
                                                   development company operating in Bolivia) .....   1,142,428
                                          100,000 Corriente Resources, Inc. Warrants*
                                                   (expire 3/8/97) (c) ...........................      13,917
                                          650,000 Da Capo Resources Ltd.* (Mineral exploration
                                                   and development company in Bolivia) ...........   1,809,192
                                                                                                    ----------
                                                                                                     2,965,537
                                                                                                    ----------



    The accompanying notes are an integral part of the financial statement.

                                      --
                                      10

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                            % of                                                                      Market
                         Net Assets     Shares                                                       Value ($)
--------------------------------------------------------------------------------------------------------------

     CANADA                10.9%        185,000  Agnico-Eagle Mines, Ltd. (Silver and gold
                                                  mining) ........................................   3,015,016
                                        125,000  Euro-Nevada Mining, Ltd. (Large North
                                                  American royalty owner) ........................   5,356,162
                                        117,188  Golden Knight Resources, Inc. Warrants*
                                                  (expire 10/6/96) ...............................      21,459
                                        434,287  Golden Knight Resources, Inc.* (Junior gold
                                                  producer, with recently opened mine in
                                                  Quebec) ........................................   2,687,951
                                        448,500  Hemlo Gold Mines, Inc. (Large gold producer,
                                                  with single mine in Ontario; active exploration
                                                  company) .......................................   4,796,264
                                        300,000  Redfern Resources Ltd.* (Exploration company in
                                                  British Columbia) ..............................     435,085
                                        622,700  Repadre Capital Corp.* (Junior gold royalty
                                                  company) .......................................   2,599,810
                                                                                                    ----------
                                                                                                    18,911,747
                                                                                                    ----------

     CHILE                  2.1%        241,500  Bema Gold Corp.* (Partner in development of
                                                  large Chilean gold deposit) ....................     910,981
                                        370,500  Dayton Mining Corp.* (Junior company
                                                  developing Chilean gold deposits) ..............   2,225,307
                                        550,000  Minera Rayrock Inc.* "A" (Company developing a
                                                  low cost property in Chile) ....................     362,571
                                        100,000  Minera Rayrock Inc.* "B" ........................      87,896
                                                                                                    ----------
                                                                                                     3,586,755
                                                                                                    ----------

     ECUADOR                0.5%        723,800  Ecuadorian Minerals Corp.* (Exploration
                                                  company in Ecuador) ............................     927,779
                                                                                                    ----------

     FRENCH GUIANA          1.2%        300,000  Guyanor Resources S.A.* "B" (Company holding
                                                  interests in mineral properties in French
                                                  Guiana) ........................................   2,109,504
                                                                                                    ----------

     GHANA                  7.8%        305,800  Ashanti Goldfields Co., Ltd. (ADS) (Leading gold
                                                  producer) ......................................   6,039,550
                                        175,000  Pioneer Group Inc. (Fund management company
                                                  owning major gold producer in Ghana) ...........   4,681,250
                                        850,000  Ranger Minerals NL* (Gold producer and
                                                  exploration company in Ghana) ..................   2,805,486
                                                                                                    ----------
                                                                                                    13,526,286
                                                                                                    ----------

     INDONESIA              3.9%        175,000  Bre-X Minerals Ltd.* (Gold exploration
                                                  company in Indonesia) ..........................   2,922,542
                                        500,000  Golden Bear Minerals, Inc. Units*
                                                  (expire 3/22/97) (Gold exploration
                                                  company) (c) (d) ...............................     711,958

    The accompanying notes are an integral part of the financial statement.


                                      --
                                      11

SCUDDER GOLD FUND

--------------------------------------------------------------------------------

                            % of                                                                      Market
                         Net Assets     Shares                                                       Value ($)
--------------------------------------------------------------------------------------------------------------

                                        200,000  Scorpion Minerals, Inc. (Holder of interests in
                                                  gold, copper and base metal mining properties
                                                  in Indonesia) ..................................    695,843
                                        525,000  South Pacific Resources* (Gold exploration
                                                  company operating in Indonesia) ................  2,403,406
                                                                                                    ---------
                                                                                                    6,733,749
                                                                                                    ---------

     KAZAKHSTAN            1.4%         140,000  Control Science Special Warrants*
                                                  (expire 5/28/98) (c) (h) (Manufacturer of
                                                  artificial intelligence-based equipment) .......    235,444
                                        770,000  Control Science Special Warrants*
                                                  (expire 5/28/98) (c) (g) .......................  1,030,427
                                        100,000  Kazakhstan Minerals Corp.*(Joint venturing in
                                                  Kazakhstan) ....................................    945,000
                                         50,000  Kazakhstan Minerals Corp. Warrants* (Expire
                                                  11/30/96) (c) ..................................    143,975
                                                                                                    ---------
                                                                                                    2,354,846
                                                                                                    ---------

     NICARAGUA             1.1%         400,000  Triton Mining Corp.* (Exploration and
                                                  development of mineral properties in Central
                                                  and South America) .............................  1,904,413
                                                                                                    ---------

     NAMIBIA               0.9%         300,000  Namibian Minerals Corp.* (Diamond exploration
                                                  and development company, offshore Namibia) .....  1,560,154
                                                                                                    ---------

     PERU                  3.7%         150,000  Arequipa Resources Ltd.* (Exploration company
                                                  in Peru) .......................................  2,043,582
                                        150,000  Arequipa Resources Ltd. Warrants*
                                                  (expire 1/14/97) (c) ...........................  1,866,911
                                        150,000  Southwestern Gold Corp.* (Multiple gold and
                                                  gold/copper exploration properties in Peru) ....  2,417,140
                                                                                                    ---------
                                                                                                    6,327,633
                                                                                                    ---------

     PHILIPPINES           1.8%         400,000  Chase Resource Corp.* (Acquisition, exploration
                                                  and development of resource mineral
                                                  properties) ....................................  1,245,193
                                      1,000,000  Climax Mining Ltd.* (Gold exploration company
                                                  in Australia and the Philippines Islands) ......  1,100,190
                                        620,000  TVI Pacific, Inc.* (Gold exploration and mining
                                                  in the Philippines) ............................    781,102
                                                                                                    ---------
                                                                                                    3,126,485
                                                                                                    ---------

     SOUTH AFRICA          2.0%         401,846  Potgietersrust Platinum Holdings, Ltd.
                                                  (Leading platinum producer) ....................  2,017,113
                                        170,000  Vaal Reefs Exploration & Mining Co., Ltd.
                                                  (ADR)* (Mining and exploration for gold,
                                                  uranium oxide and sulfuric acid in
                                                  South Africa) ..................................  1,360,000
                                                                                                    ---------
                                                                                                    3,377,113
                                                                                                    ---------


    The accompanying notes are an integral part of the financial statement.


                                      --
                                      12

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                            % of                                                                      Market
                         Net Assets     Shares                                                       Value ($)
--------------------------------------------------------------------------------------------------------------

     TANZANIA               0.8%        400,000  Pangea Goldfields Inc.* (Gold exploration
                                                  company operating in Tanzania) .................   1,450,284
                                                                                                    ----------

     UNITED STATES         12.3%        250,000  Crown Butte Resources Ltd.* (Small exploration
                                                  company holding an important gold deposit
                                                  in Montana) ....................................     512,727
                                        200,000  FMC Gold Co. (Medium-sized producer of gold
                                                  and silver in Nevada) ..........................     900,000
                                        100,000  Getchell Gold Corp.* (Expanding gold mining
                                                  project in Nevada) .............................   3,300,000
                                        700,000  Granges, Inc.* (Emerging junior gold producer
                                                  and exploration company) .......................     974,181
                                        400,000  Granges, Inc. Special Warrants*
                                                  (expire 10/31/97) (c) (g) ......................     534,408
                                        989,000  Piedmont Mining Co.* (Gold and mining
                                                  development company in the Carolinas) ..........     618,125
                                        300,001  Santa Fe Pacific Gold Corp. (Major domestic
                                                  gold mining company) ...........................   4,237,515
                                        300,000  Stillwater Mining Co.* (Exploration and
                                                  development of mines in Montana producing
                                                  platinum, palladium and associated metals) .....   7,087,500
                                      2,334,500  Texas Star Resources Corp.* (Diamond
                                                  exploration in Arkansas and northern Canada) ...   1,162,761
                                        340,000  Viceroy Resources Corp.* (Gold producer in
                                                  California) ....................................   1,967,405
                                                                                                    ----------
                                                                                                    21,294,622
                                                                                                    ----------

     VENEZUELA              3.6%        847,600  Bolivar Goldfields Ltd.* (Gold exploration
                                                  company in Venezuela) ..........................     931,258
                                        415,700  Carson Gold Corp.* (Gold exploration and
                                                  development company operating in
                                                  Venezuela) (c) .................................     517,627
                                        274,000  Crystallex International Corp.* (Junior company
                                                  developing gold property in Venezuela) .........     571,983
                                        500,000  Crystallex International Corp. Special Option*
                                                  (expire 6/14/97) (c) (i) .......................     939,388
                                        200,000  Crystallex International Corp. Units*
                                                  (expire 3/11/98) (c) (e) .......................     404,029
                                      1,124,000  El Callao Mining Corp.* (Gold exploration and
                                                  development company with interests in
                                                  Venezuela) .....................................     946,786
                                        700,000  Jordex Resources, Inc.* (Operator of two mines
                                                  producing zinc, lead and silver) ...............   1,153,635
                                        600,000  Tombstone Exploration Co., Ltd. Special
                                                  Warrants* "A" (expire 5/17/98) (c) (f) .........     716,177
                                                                                                    ----------
                                                                                                     6,180,883
                                                                                                    ----------


    The accompanying notes are an integral part of the financial statement.

                                      --
                                      13

SCUDDER GOLD FUND

--------------------------------------------------------------------------------

                            % of                                                                      Market
                         Net Assets     Shares                                                       Value ($)
---------------------------------------------------------------------------------------------------------------

     WEST AFRICA            1.3%        150,000  Nevsun Resources Ltd.* (Holder of interests in
                                                  gold prospects) ................................    1,115,180
                                         75,000  Nevsun Resources Ltd. Special Warrants*
                                                  (expire 3/21/97) (c) (f) .......................      535,287
                                        100,000  Oliver Gold Corp.* (Exploration and
                                                  development company with interests in gold
                                                  and gold-copper prospects in British
                                                  Columbia) ......................................      249,039
                                        300,040  Pan African Resources Corp.* (Gold exploration
                                                  in West Africa) ................................      285,700
                                                                                                    -----------
                                                                                                      2,185,206
                                                                                                    -----------

     INTERNATIONAL         17.9%        107,399  Barrick Gold Corp. (Gold exploration and
                                                  production in North and South America) .........    2,913,198
                                        275,000  Cambior, Inc. (Medium-sized gold producer with
                                                  a major mine in Guyana) ........................    3,635,781
                                        775,600  Canarc Resources Corp.* (Exploration and
                                                  development company) ...........................      965,772
                                        304,000  Crown Resources Corp.* (Gold, silver and
                                                  mineral exploration company) ...................    1,596,000
                                        200,000  Golden Star Resources Ltd.* (Junior company,
                                                  with permits in North and South America and
                                                  West Africa) ...................................    2,871,269
                                        150,000  Homestake Mining Co. (Major international gold
                                                  producer) ......................................    2,568,750
                                        300,000  Kinross Gold Corp.* (Gold mining company,
                                                  with interests in Zimbabwe) ....................    2,263,322
                                         80,000  Newmont Mining Corp. (International gold
                                                  exploration and mining company) ................    3,950,000
                                        440,000  Orvana Minerals Corp.* (International exploration
                                                  and development company) .......................    2,546,054
                                        110,000  Placer Dome Inc. (International gold, silver and
                                                  copper mining) .................................    2,626,250
                                        300,000  Rayrock Yellowknife Resources, Inc.* (Junior
                                                  diversified mineral producer with operations in
                                                  Nevada, Canada and Latin America) ..............    1,889,764
                                        525,353  Solitario Resources Corp.* (Precious and base
                                                  metals exploration company primarily in
                                                  Argentina and Peru) ............................      615,686
                                        350,000  TVX Gold, Inc.* (International gold and silver
                                                  mining) ........................................    2,563,633
                                                                                                    -----------
                                                                                                     31,005,479
                                                                                                    -----------

                                                 TOTAL COMMON STOCKS (Cost $107,491,808)            141,971,790
                                                                                                    -----------

--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statement.


                                      --
                                      14

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                           % of             Market
                                                                        Net Assets         Value ($)
                                                                        -----------------------------
               INVESTMENT PORTFOLIO (Cost $118,322,933) (a) .........      88.8           153,594,790
               SCUDDER PRECIOUS METALS, INC. (NOTE A):
                GOLD* (Cost $23,231,024) (b) ........................      13.0            22,534,295
               PLATINUM* (Cost $899,757) (b) ........................       0.6               947,550
               OTHER ASSETS AND LIABILITIES, NET ....................      (2.4)           (4,196,191)
                                                                          -----           -----------
               NET ASSETS ...........................................     100.0           172,880,444
                                                                          =====           ===========

  *  Non-income producing security or commodity.

(a)  The cost for federal income tax purposes was $139,927,382. At June 30, 1996, net unrealized appreciation for all investment securities based on tax cost was $13,667,408. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $25,156,516 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $11,489,108.

(b)  The cost of Gold for federal income tax purposes was $23,231,024. At June 30, 1996, gross and net unrealized depreciation was $696,729 based on tax cost. The cost of Platinum for federal income tax purposes was $899,757 At June 30, 1996, gross and net unrealized appreciation was
     $47,793 based on tax cost.

(c)  Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost for these securities at June 30, 1996, aggregated $5,926,429. See Note A of the Notes to
     Consolidated Financial Statements.

(d)  1 Unit = 1 common share and 1/2 purchase warrant.

(e)  1 Unit = 1 common share and 1 purchase warrant.

(f)  1 Special Warrant = 1 common share.

(g)  1 Special Warrant = 1 common share and 1/2 purchase warrant.

(h)  1 Special Warrant = 1 common share and 1 purchase warrant.

(i)  1 Special Option = 1 common share.

     See page 5 for the breakdown of the Fund's common stocks.



    The accompanying notes are an integral part of the financial statement.


                                      --
                                      15

SCUDDER GOLD FUND
CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $118,322,933) (Note A) ..............                       $153,594,790
Gold, at market, 58,990.301 oz. (identified cost $23,231,024) (Note A) ......                         22,534,295
Platinum, at market, 2,433.672 oz. (identified cost $899,757) (Note A) ......                            947,550
Cash ........................................................................                              5,974
Receivables:
        Fund shares sold ....................................................                            286,217
        Dividends and interest ..............................................                            157,222
Other assets ................................................................                              2,649
                                                                                                    ------------
                Total assets ................................................                        177,528,697
LIABILITIES
Payables:
        Investments purchased ...............................................   $2,219,137
        Fund shares redeemed ................................................    2,146,972
        Accrued management fee (Note C) .....................................      165,945
        Other accrued expenses (Note C) .....................................      116,199
                                                                                ----------
                Total liabilities ...........................................                          4,648,253
                                                                                                    ------------
Net assets, at market value .................................................                       $172,880,444
                                                                                                    ============
NET ASSETS
Net assets consist of:
        Undistributed net investment income .................................                       $  4,078,347
        Net unrealized appreciation (depreciation) on:
                Investment securities .......................................                         35,271,857
                Gold ........................................................                           (696,729)
                Platinum ....................................................                             47,793
                Foreign currency related transactions .......................                               (190)
        Accumulated net realized gains ......................................                          1,707,488
        Capital stock .......................................................                            112,734
        Additional paid-in capital ..........................................                        132,359,144
                                                                                                    ------------
Net assets, at market value .................................................                       $172,880,444
                                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
        ($172,880,444 [Division Sign] 11,273,441 shares of capital stock outstanding, $.01 par value, 100,000,000 shares of capital stock
        authorized) .........................................................                             $15.34
                                                                                                          ======


    The accompanying notes are an integral part of the financial statements.

                                      --
                                      16

                                               CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of withholding taxes of $58,261) ............................                        $   703,326
Interest (net of withholding taxes of $11,782) .............................                            671,957
                                                                                                    -----------
                                                                                                      1,375,283

Expenses:
Management fee (Note C) ....................................................    $ 1,545,158
Services to shareholders (Note C) ..........................................        356,795
Custodian and accounting fees (Note C) .....................................        150,537
Directors' fees and expenses (Note C) ......................................         28,616
Auditing ...................................................................         80,342
Reports to shareholders ....................................................         64,544
Federal and state registration .............................................         46,726
Legal ......................................................................         14,711
Other ......................................................................         30,149           2,317,578
                                                                                -------------------------------
Net investment loss ........................................................                           (942,295)
                                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from
        Investment securities ..............................................     25,110,297
        Gold ...............................................................       (913,932)
        Platinum ...........................................................         40,000
        Foreign currency related transactions ..............................         (1,067)         24,235,298
                                                                                -----------
Net unrealized appreciation (depreciation) during the period on:
        Investment securities ..............................................     21,896,243
        Gold ...............................................................       (662,959)
        Platinum ...........................................................       (179,789)
        Foreign currency related transactions ..............................           (505)         21,052,990
                                                                                -------------------------------
Net gain on investment transactions ........................................                         45,288,288
                                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                        $44,345,993
                                                                                                    ===========


    The accompanying notes are an integral part of the financial statements.


                                      --
                                      17

SCUDDER GOLD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEARS ENDED JUNE 30,
                                                                               ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                   1996               1995
----------------------------------------------------------------------------------------------------------------

Operations:
Net investment loss .....................................................      $    (942,295)      $    (890,406)
Net realized gain from investment transactions ..........................         24,235,298           3,275,125
Net unrealized appreciation on investment transactions
        during the period ...............................................         21,052,990           5,187,427
                                                                               -------------       -------------
Net increase in net assets resulting from operations ....................         44,345,993           7,572,146
                                                                               -------------       -------------

Distributions to shareholders:
In excess of net investment income ($1.08 and $.25 per
        share, respectively) ............................................        (10,004,029)         (2,869,449)
                                                                               -------------       -------------
From net realized gains from investment
        transactions ($.63 and $.47 per share, respectively) ............         (5,863,581)         (5,245,021)
                                                                               -------------       -------------
Fund share transactions:
Proceeds from shares sold ...............................................        245,536,569         143,035,136
Net asset value of shares issued to shareholders
        in reinvestment of distributions ................................         14,863,510           7,611,778
Cost of shares redeemed .................................................       (242,408,708)       (153,550,282)
                                                                               -------------       -------------
Net increase (decrease) in net assets from Fund
        share transactions ..............................................         17,991,371          (2,903,368)
                                                                               -------------       -------------

INCREASE DECREASE IN NET ASSETS .........................................         46,469,754          (3,445,692)
Net assets at beginning of period .......................................        126,410,690         129,856,382
                                                                               -------------       -------------
NET ASSETS AT END OF PERIOD (including undistributed net
        investment income of $4,078,347 and accumulated
        distributions in excess of net investment income of
        $3,028,694, respectively) .......................................      $ 172,880,444       $ 126,410,690
                                                                               =============       =============

OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ...............................          9,826,603          10,277,443
                                                                               -------------       -------------
Shares sold .............................................................         16,651,785          11,733,937
Shares issued to shareholders in reinvestment of distributions ..........          1,267,675             589,031
Shares redeemed .........................................................        (16,472,622)        (12,773,808)
                                                                               -------------       -------------
Net increase (decrease) in Fund shares ..................................          1,446,838            (450,840)
                                                                               -------------       -------------
Shares outstanding at end of period .....................................         11,273,441           9,826,603
                                                                               =============       =============



    The accompanying notes are an integral part of the financial statements.

                                      --
                                      18

                                               CONSOLIDATED FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.



                                                                                                            FOR THE PERIOD
                                                                                                          SEPTEMBER 2, 1988
                                                                                                            (COMMENCEMENT
                                                                 YEARS ENDED JUNE 30,                       OF OPERATIONS)
                                                ------------------------------------------------------------  TO JUNE 30,
                                                1996(b)  1995(b)  1994(b)  1993(b)  1992(b)   1991     1990      1989
                                                ------------------------------------------------------------ ------------
Net asset value, beginning of period ........   $12.86   $12.64   $12.13   $ 9.19   $ 9.87   $10.21   $10.58    $12.00
                                                ------   ------   ------   ------   ------   ------   ------    ------
Income from investment operations:
  Net investment income (loss) (a) ..........     (.09)    (.08)    (.10)    (.08)    (.12)    (.04)     .07      (.06)
  Net realized and unrealized gain (loss) ...
    on investment transactions ..............     4.28     1.02      .85     3.02     (.56)    (.30)    (.34)    (1.36)
                                                ------   ------   ------   ------   ------   ------   ------    ------
Total from investment operations ............     4.19      .94      .75     2.94     (.68)    (.34)    (.27)    (1.42)
                                                ------   ------   ------   ------   ------   ------   ------    ------
Less distributions:
  From net investment income ................      --        --       --       --       --       --     (.01)       --
  In excess of net investment income ........    (1.08)    (.25)    (.24)      --       --       --       --        --
  From net realized gains on
    investment transactions .................    (0.63)    (.47)      --       --       --       --     (.03)       --
  From additional paid-in capital ...........       --       --       --       --       --       --     (.06)       --
                                                ------   ------   ------   ------   ------   ------   ------    ------
  Total distributions .......................    (1.71)    (.72)    (.24)      --       --       --     (.10)       --
                                                ------   ------   ------   ------   ------   ------   ------    ------
Net asset value, end of period ..............   $15.34   $12.86   $12.64   $12.13   $ 9.19   $ 9.87   $10.21    $10.58
                                                ======   ======   ======   ======   ======   ======   ======    ======
TOTAL RETURN (%) ............................    36.91     7.50     6.35    31.99    (6.89)   (3.33)   (2.71)   (11.83)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ......      173      126      130       90       31       33       17         9
Ratio of operating expenses,
  net to average daily net assets (%) (a) ...     1.50     1.65     1.69     2.17     2.54     2.54     2.60      3.00*
Ratio of net investment income (loss) to
  average daily net assets (%) ..............     (.61)    (.69)    (.81)    (.81)   (1.34)    (.59)     .34     (1.06)*
Portfolio turnover rate (%) .................     29.7     42.0     50.8     59.2     57.5     71.4     80.6      34.5*
Average commission rate paid (c) ............   $.0309   $   --   $   --   $   --   $   --   $   --   $   --    $   --
(a) Reflects a per share amount
      of expenses reimbursed by
      the Adviser of ........................   $   --   $   --   $   --   $   --   $   --   $  .02   $  .20    $  .18
    Operating expense ratio
      before expense reductions (%) .........       --       --       --       --     2.57     2.82     3.74      6.59*
(b) Based on monthly average shares outstanding during the period.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.
 *  Annualized
**  Not annualized


                                      --
                                      19

SCUDDER GOLD FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

PRINCIPLES OF CONSOLIDATION. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other


                                      --
                                      20

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $7,649,548 (4.4% of net assets) and have been noted in the investment portfolio as of June 30, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

PRECIOUS METALS VALUATION. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement


                                      --
                                      21

SCUDDER GOLD FUND

--------------------------------------------------------------------------------

dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B.  PURCHASES AND SALES
--------------------------------------------------------------------------------
For the year ended June 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $38,774,560 and $54,944,305, respectively. During the year ended June 30, 1996,


                                      --
                                      22

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

purchases and sales of gold aggregated $46,824,787 and $27,006,790, respectively; and sales of platinum aggregated $430,000.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. For the year ended June 30, 1996, the fee pursuant to the Agreement amounted to $1,545,158 of which $165,945 is unpaid at June 30, 1996. However, the Adviser agreed to absorb a portion of expenses in order to maintain the annualized expenses of the Fund at not more than 3% of the average net assets until October 31, 1995. The Adviser did not absorb any expenses for the year ended June 30, 1996. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed the lowest applicable state expense limitation, such excess up to the amount of the management fee will be paid by the Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the year ended June 30, 1996, the amount charged to the Fund by SSC aggregated $287,010, of which $27,581 is unpaid at June 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1996, the amount charged to the Fund by STC aggregated $9,658, of which $1,778 is unpaid at June 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $56,134, of which $10,978 is unpaid at June 30, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1996, Directors' fees and expenses aggregated $28,616.


                                      --
                                      23

SCUDDER GOLD FUND

--------------------------------------------------------------------------------

D. LINES OF CREDIT
--------------------------------------------------------------------------------
The Fund and several affiliated Funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.



                                      --
                                      24

                                               REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER MUTUAL FUNDS, INC. AND THE SHAREHOLDERS OF SCUDDER GOLD FUND:

We have audited the accompanying consolidated statement of assets and liabilities of Scudder Gold Fund, including the investment portfolio, as of June 30, 1996, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the seven years in the period then ended, and for the period September 2, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and precious metals owned as of June 30, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Scudder Gold Fund as of June 30, 1996, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the seven years in the period then ended, and for the period September 2, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
August 16, 1996


                                      --
                                      25

SCUDDER GOLD FUND
TAX INFORMATION

--------------------------------------------------------------------------------

The Fund paid distributions of $.63 per share from long-term capital gains during its year ended June 30, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $5,652,288 as capital gain dividends for its fiscal year ended June 30, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investors Relations Representative at 1-800-225-5163.


                                      --
                                      26

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                                                           OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Director
Thomas J. Devine
    Director; Consultant
Keith R. Fox
    Director
Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board, Kirby Corporation
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Juris Padegs*
    Vice President and Assistant Secretary
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary


* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder High Yield Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Income Fund
                   Scudder New York Tax Free Money Fund*               Scudder International Bond Fund
                 Tax Free+                                             Scudder Short Term Bond Fund
                   Scudder California Tax Free Fund*                   Scudder Zero Coupon 2000 Fund
                   Scudder High Yield Tax Free Fund                  Growth
                   Scudder Limited Term Tax Free Fund                  Scudder Capital Growth Fund
                   Scudder Managed Municipal Bonds                     Scudder Development Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Emerging Markets Growth Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Global Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Global Discovery Fund
                   Scudder New York Tax Free Fund*                     Scudder Gold Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Greater Europe Growth Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder International Fund
                 Growth and Income                                     Scudder Latin America Fund
                   Scudder Balanced Fund                               Scudder Micro Cap Fund
                   Scudder Growth and Income Fund                      Scudder Pacific Opportunities Fund
                                                                       Scudder Quality Growth Fund
                                                                       Scudder Small Company Value Fund
                                                                       Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                                                          HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Visit the Scudder World Wide Web Site at:
 -------------------------------------------------------------------------------------------------------------

                                         http://funds.scudder.com
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM)an institutional    Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


         Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


         Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

                           SCUDDER MUTUAL FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

                  a.       Financial Statements

                           Included in Part A of this Registration Statement:
                                    Financial Highlights for the period September 2, 1988 (commencement of operations) to
                                    June 30, 1989 and for each of the five years ended June 30, through 1996.

                           Included in Part B of this Registration Statement:
                                    Investment Portfolio as of June 30, 1996
                                    Consolidated Statement of Assets and Liabilities as of June 30, 1996
                                    Consolidated Statement of Operations for the year ended June 30, 1996
                                    Consolidated Statements of Changes in Net Assets for each of the two years ended June 30, 1995 and 1996
                                    Supplementary Highlights for each of the five years ended June 30, through 1996 and the period September 2, 1988 (commencement of operations)
                                     to June 30, 1989
                                    Notes to Financial Statements
                                    Report of Independent Accountants

                           Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

                   b.        Exhibits:

                             1.       (a)     Articles of Incorporation dated March 17, 1988.
                                              (Incorporated by reference to Exhibit 1 to original Registration
                                                   Statement.)

                                      (b)     Articles of Amendment dated October 12, 1990
                                              (Incorporated by reference to Exhibit 1(b) to Post-Effective
                                                   Amendment No. 4 to this Registration Statement.)

                             2.       (a)     By-Laws dated March 18, 1988.
                                              (Incorporated by reference to Exhibit 2 to original Registration
                                                   Statement.)

                                      (b)     Amendment to the By-Laws dated December 12, 1991.
                                              (Incorporated by reference to Exhibit 2(b) to Post-Effective
                                                   Amendment No. 5 to this Registration Statement.)

                                      (c)     Amendment to By-Laws dated June 4, 1996 is filed herein.

                                      (d)     Amendment to By-Laws dated September 4, 1996 is filed herein.

                             3.               Inapplicable.

                             4.               Specimen share certificate representing shares of common stock of
                                                   $0.01 par value of Scudder Mutual Funds, Inc.
                                              (Incorporated by reference to Exhibit 4 to Post-Effective
                                                   Amendment No. 2 to this Registration Statement.)


                                 Part C - Page 1


                             5.       (a)     Investment Advisory Agreement between the Registrant (on behalf of Scudder Gold Fund) and Scudder, Stevens & Clark, Inc.
                                                   dated August 22, 1988.
                                              (Incorporated by reference to Exhibit 5 to Post-Effective
                                                   Amendment No. 1 to this Registration Statement.)

                                      (b)     Investment Management Agreement between the Registrant (on behalf of Scudder Gold Fund) and Scudder, Stevens & Clark,
                                                   Inc. dated September 5, 1996 is filed herein.

                             6.               Underwriting Agreement between the Registrant and Scudder
                                                   Investor Services, Inc. dated August 22, 1988.
                                              (Incorporated by reference to Exhibit 6 to Post-Effective
                                                   Amendment No. 1 to this Registration Statement.)

                             7.               Inapplicable.

                             8.       (a)(1)  Custodian Agreement between the Registrant and State Street Bank and Trust Company.
                                              (Incorporated by reference to Exhibit 8(a) to Post-Effective
                                                   Amendment No. 3 to this Registration Statement.)

                                      (a)(2)  Fee schedule for Exhibit (8)(a)(1).
                                              (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective
                                                   Amendment No. 8 to this Registration Statement.)

                             9.       (a)(1)  Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989.
                                              (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective
                                                   Amendment No. 3 to this Registration Statement.)

                                      (a)(2)  Fee schedule for Exhibit (9)(a)(1).
                                              (Incorporated by reference to Exhibit 9(a)(2) to Post-Effective
                                                   Amendment No. 3 to this Registration Statement.)

                                      (a)(3)  Service Agreement between Copeland Associates, Inc. on behalf of
                                                   Scudder Mutual Funds, Inc. and Scudder Gold Fund dated June
                                                   8, 1995.
                                              (Incorporated by reference to Exhibit 9(a)(3) to Post-Effective
                                                   Amendment No. 8 to this Registration Statement.)

                                      (a)(4)  Form of fee schedule for Exhibit 9(a)(1).
                                              (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective
                                                   Amendment No. 8 to this Registration Statement.)

                                      (b)(1)  COMPASS Service Agreement between the Registrant and Scudder
                                                   Trust Company dated January 1, 1990.
                                              (Incorporated by reference to Exhibit 9(b)(1) to Post-Effective
                                                   Amendment No. 3 to this Registration Statement.)

                                      (b)(2)  Fee schedule for Exhibit (9)(b)(1).
                                              (Incorporated by reference to Exhibit 9(b)(2) to Post-Effective
                                                   Amendment No. 3 to this Registration Statement.)

                                      (b)(3)  COMPASS Service Agreement between the Registrant and Scudder
                                                   Trust Company dated October 1, 1995 is filed herein.


                                 Part C - Page 2


                                      (c)(1)  Fund Accounting Services Agreement between the Registrant and
                                                   The First National Bank of Boston dated August 22, 1988.
                                              (Incorporated by reference to Exhibit 9(c)(1) to Post-Effective
                                                   Amendment No. 4 to this Registration Statement.)

                                      (c)(2)  Pricing Authorization Form (Exhibit B) for Exhibit 9(c)(1) dated
                                                   January 10, 1991.
                                              (Incorporated by reference to Exhibit 9(c)(2) to Post-Effective
                                                   Amendment No. 4 to this Registration Statement.)

                                      (c)(3)  Fund Accounting Services Agreement between the Registrant and
                                                   Scudder Fund Accounting Corporation dated March 28, 1995.
                                              (Incorporated by reference to Exhibit 9(c)(3) to Post-Effective
                                                   Amendment No. 8 to this Registration Statement.)

                                      (d)     Inapplicable.

                             10.              Opinion of Counsel is filed herein.

                             11.              Consent of Independent Accountants is filed herein.

                             12.              Inapplicable.

                             13.              Letter of Investment Intent Purchase Agreement (on behalf of
                                                   Scudder Mutual Funds, Inc.)
                                              (Incorporated by reference to Exhibit 13 to Pre-Effective
                                                   Amendment No. 2 to original Registration Statement.)

                             14.      (a)     Scudder Flexi-Plan for Corporations and Self-Employed
                                                   Individuals.
                                              (Incorporated by reference to Exhibit 14(a) to Scudder Income Fund
                                                   Post-Effective Amendment No. 46 to its Registration Statement
                                                   on Form N-1A [File Nos. 2-13627 and 811-42].)

                                      (b)     Scudder Individual Retirement Plan.
                                              (Incorporated by reference to Exhibit 14(b) to Scudder Income Fund
                                                   Post-Effective Amendment No. 46 to its Registration Statement
                                                   on Form N-1A [File Nos. 2-13627 and 811-42].)

                                      (c)     Scudder Funds 403(b) Plan.
                                              (Incorporated by reference to Exhibit 14(c) to Scudder Income Fund
                                                   Post-Effective Amendment No. 46 to its Registration Statement
                                                   on Form N-1A [File Nos. 2-13627 and 811-42].)

                                      (d)     Scudder Employer-Select 403(b) Plan.
                                              (Incorporated by reference to Exhibit 14(e)(2) to Scudder Income
                                                   Fund, Inc. Post-Effective Amendment No. 43 to its Registration
                                                   Statement on Form N-1A [File Nos. 2-13627 and 811-42].)

                                      (e)     Scudder Cash or Deferred Profit Sharing Plan under Section 401(k).
                                              (Incorporated by reference to Exhibit 14(f) to Scudder Income Fund,
                                                   Inc. Post-Effective Amendment No. 43 to its Registration
                                                   Statement on Form N-1A [File Nos. 2-13627 and 811-42].)

                             15.              Inapplicable.


                                 Part C - Page 3


                             16.              Schedule for Computation of Performance Quotation.
                                              (Incorporated by reference to Exhibit 16 to Post-Effective Amendment
                                                   No. 2 to this Registration Statement.)

                             17.              Financial Data Schedule is filed herein.

                             18.              Inapplicable.

Item 25.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None

Item 26.          Number of Holders of Securities (as of September 30, 1996).
-------           -----------------------------------------------------------

                                         (1)                                              (2)
                                   Title of Class                               Number of Shareholders
                                   --------------                               ----------------------

                            Shares of common stock                                      15,275
                            ($0.01 par value)

Item 27.          Indemnification.
--------          ----------------

                  A policy of insurance covering Scudder, Stevens & Clark Inc., its subsidiaries including Scudder Investor
                  Services, Inc., and all of the registered investment companies advised by Scudder, Stevens & Clark Inc.
                  insures the Registrant's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent error or accidental omission in the scope of their duties.

                  Article Seven of Registrant's Articles of Incorporation state as follows:

                  (1)      To the fullest extent that limitation on the liability of directors and officers is permitted by the
                           Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  (2)      The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland
                           General Corporation Law.  The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law.  The Board of
                           Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General
                           Corporation Law.

                  (3)      References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Registrant shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

                  (4)      No provision of the Articles of Incorporation of the Registrant shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the
                           Investment Company Act of 1940, as amended (the "1940 Act"), or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director of officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.



                                 Part C - Page 4




Item 28.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  The Adviser has stockholders and employees who are denominated fficers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Director, Vice President, Assistant Treasurer, Chief Operating Officer & Chief
                                 Financial Officer, Scudder, Stevens & Clark, Inc. (investment adviser)**

Lynn S. Birdsong           Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Supervisory Director, The Latin America Income and Appreciation Fund N.V.
                                 (investment company) +
                           Supervisory Director, The Venezuela High Income Fund N.V. (investment company) xx
                           Supervisory Director, Scudder Mortgage Fund (investment company)+
                           Supervisory Director, Scudder Floating Rate Funds for Fannie Mae Mortgage Securities
                                I & II (investment company) +
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A. (investment manager) #
                           Trustee, Scudder Funds Trust (investment company)*
                           President & Director, The Latin America Dollar Income Fund, Inc.  (investment company)**
                           President & Director, Scudder World Income Opportunities Fund, Inc.  (investment company)**
                           Director, Canadian High Income Fund (investment company)#
                           Director, Hot Growth Companies Fund (investment company)#
                           President, The Japan Fund, Inc. (investment company)**
                           Director, Sovereign High Yield Investment Company (investment company)+

Nicholas Bratt             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           President & Director, Scudder New Europe Fund, Inc. (investment company)**
                           President & Director, The Brazil Fund, Inc. (investment company)**
                           President & Director, The First Iberian Fund, Inc. (investment company)**
                           President & Director, Scudder International Fund, Inc.  (investment company)**
                           President & Director, Scudder Global Fund, Inc. (President on all series except Scudder
                                 Global Fund) (investment company)**
                           President & Director, The Korea Fund, Inc. (investment company)**
                           President & Director, Scudder New Asia Fund, Inc. (investment company)**
                           President, The Argentina Fund, Inc. (investment company)**
                           Vice President, Scudder, Stevens & Clark Corporation (Delaware) (investment adviser)**
                           Vice President, Scudder, Stevens & Clark Japan, Inc. (investment adviser)###
                           Vice President, Scudder, Stevens & Clark of Canada Ltd. (Canadian investment adviser)
                                 Toronto, Ontario, Canada
                           Vice President, Scudder, Stevens & Clark Overseas Corporationoo

E. Michael Brown           Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Trustee, Scudder GNMA Fund (investment company)*
                           Trustee, Scudder U.S. Treasury Fund (investment company)*
                           Trustee, Scudder Tax Free Money Fund (investment company)*
                           Assistant Treasurer, Scudder Investor Services, Inc. (broker/dealer)*
                           Director & President, Scudder Realty Holding Corporation (a real estate holding company)*
                           Director & President, Scudder Trust Company (a trust company)+++
                           Director, Scudder Trust (Cayman) Ltd.



                                 Part C - Page 5



Mark S. Casady             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director & Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           Vice President, Scudder Service Corporation (in-house transfer agent)*
                           Director, SFA, Inc. (advertising agency)*

Linda C. Coughlin          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director & Senior Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           President & Trustee, AARP Cash Investment Funds  (investment company)**
                           President & Trustee, AARP Growth Trust (investment company)**
                           President & Trustee, AARP Income Trust (investment company)**
                           President & Trustee, AARP Tax Free Income Trust  (investment company)**
                           Director, SFA, Inc. (advertising agency)*

Margaret D. Hadzima        Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Assistant Treasurer, Scudder Investor Services, Inc. (broker/dealer)*

Jerard K. Hartman          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder California Tax Free Trust (investment company)*
                           Vice President, Scudder Equity Trust (investment company)**
                           Vice President, Scudder Cash Investment Trust (investment company)*
                           Vice President, Scudder Fund, Inc. (investment company)**
                           Vice President, Scudder Global Fund, Inc. (investment company)**
                           Vice President, Scudder GNMA Fund (investment company)*
                           Vice President, Scudder Portfolio Trust (investment company)*
                           Vice President, Scudder Institutional Fund, Inc. (investment company)**
                           Vice President, Scudder International Fund, Inc. (investment company)**
                           Vice President, Scudder Investment Trust (investment company)*
                           Vice President, Scudder Municipal Trust (investment company)*
                           Vice President, Scudder Mutual Funds, Inc. (investment company)**
                           Vice President, Scudder New Asia Fund, Inc. (investment company)**
                           Vice President, Scudder New Europe Fund, Inc. (investment company)**
                           Vice President, Scudder Securities Trust (investment company)*
                           Vice President, Scudder State Tax Free Trust (investment company)*
                           Vice President, Scudder Funds Trust (investment company)**
                           Vice President, Scudder Tax Free Money Fund (investment company)*
                           Vice President, Scudder Tax Free Trust (investment company)*
                           Vice President, Scudder U.S. Treasury Money Fund (investment company)*
                           Vice President, Scudder Variable Life Investment Fund (investment company)*
                           Vice President, The Brazil Fund, Inc. (investment company)**
                           Vice President, The Korea Fund, Inc. (investment company)**
                           Vice President, The Argentina Fund, Inc. (investment company)**
                           Vice President & Director, Scudder, Stevens & Clark of Canada, Ltd. (Canadian
                                investment adviser) Toronto, Ontario, Canada
                           Vice President, The First Iberian Fund, Inc. (investment company)**
                           Vice President, The Latin America Dollar Income Fund, Inc. (investment company)**
                           Vice President, Scudder World Income Opportunities Fund, Inc. (investment company)**

Richard A. Holt            Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Variable Life Investment Fund (investment company)*

Dudley H. Ladd             Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Director, Scudder Global Fund, Inc. (investment company)**
                           Director, Scudder International Fund, Inc. (investment company)**
                           Director, Scudder Mutual Funds, Inc. (investment company)**
                           Senior Vice President & Director, Scudder Investor Services, Inc. (broker/dealer)*


                                 Part C - Page 6



                           President & Director, SFA, Inc. (advertising agency)*
                           Vice President & Trustee, Scudder Cash Investment Trust (investment company)*
                           Trustee, Scudder Investment Trust (investment company)*
                           Trustee, Scudder Portfolio Trust (investment company)*
                           Trustee, Scudder Municipal Trust (investment company)*
                           Trustee, Scudder Securities Trust (investment company)*
                           Trustee, Scudder State Tax Free Trust (investment company)*
                           Trustee, Scudder Equity Trust (investment company)**
                           Vice President, Scudder U.S. Treasury Money Fund  (investment company)*

John T. Packard            Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           President, Montgomery Street Income Securities, Inc. (investment company) o
                           Director, Scudder Realty Advisors, Inc. (realty investment adviser) x

Daniel Pierce              Chairman & Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Chairman & Director, Scudder New Europe Fund, Inc. (investment company)**
                           Trustee, Scudder California Tax Free Trust (investment company)*
                           President & Trustee, Scudder Equity Trust (investment company)**
                           Director, The First Iberian Fund, Inc. (investment company)**
                           President & Trustee, Scudder GNMA Fund (investment company)*
                           President & Trustee, Scudder Portfolio Trust (investment company)*
                           President & Trustee, Scudder Funds Trust (investment company)**
                           President & Director, Scudder Institutional Fund, Inc. (investment company)**
                           President & Director, Scudder Fund, Inc. (investment company)**
                           Chairman & Director, Scudder International Fund, Inc. (investment company)**
                           President & Trustee, Scudder Investment Trust (investment company)*
                           Vice President & Trustee, Scudder Municipal Trust (investment company)*
                           President & Director, Scudder Mutual Funds, Inc. (investment company)**
                           Director, Scudder New Asia Fund, Inc. (investment company)**
                           President & Trustee, Scudder Securities Trust (investment company)*
                           Trustee, Scudder State Tax Free Trust (investment company)*
                           Vice President & Trustee, Scudder Variable Life Investment Fund (investment company)*
                           Director, The Brazil Fund, Inc. (until 7/94) (investment company)**
                           Vice President & Assistant Treasurer, Montgomery Street Income Securities, Inc.
                                 (investment company)o
                           Chairman, Vice President & Director, Scudder Global Fund, Inc.  (investment company)**
                           Vice President, Director & Assistant Treasurer, Scudder Investor Services, Inc.
                                 (broker/dealer)*
                           President & Director, Scudder Service Corporation (in-house transfer agent)*
                           Chairman & President, Scudder, Stevens & Clark of Canada, Ltd. (Canadian investment adviser), Toronto, Ontario, Canada
                           President & Director, Scudder Precious Metals, Inc. xxx
                           Chairman & Director, Scudder Global Opportunities Funds (investment company)
                                 Luxembourg
                           Chairman, Scudder, Stevens & Clark, Ltd. (investment adviser) London, England
                           Director, Scudder Fund Accounting Corporation (in-house fund accounting agent)*
                           Director, Vice President & Assistant Secretary, Scudder Realty Holdings Corporation (a
                                 real estate holding company)*
                           Director, Scudder Latin America Investment Trust PLC (investment company)@
                           Incorporator, Scudder Trust Company (a trust company)+++
                           Director, Fiduciary Trust Company (banking & trust company) Boston, MA
                           Director, Fiduciary Company Incorporated (banking & trust company) Boston, MA
                           Trustee, New England Aquarium, Boston, MA



                                 Part C - Page 7



Kathryn L. Quirk           Director & Secretary, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Fund, Inc. (investment company)**
                           Vice President, Scudder Institutional Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder World Income Opportunities Fund, Inc.
                                 (investment company)**
                           Vice President & Assistant Secretary, The Korea Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, The Argentina Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, The Brazil Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder International Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder Equity Trust (investment company)**
                           Vice President & Assistant Secretary, Scudder Securities Trust (investment company)*
                           Vice President & Assistant Secretary, Scudder Funds Trust (investment company)**
                           Vice President & Assistant Secretary, Scudder Global Fund, Inc. (investment company)**
                           Vice President & Assistant Secretary, Montgomery Street Income Securities, Inc.
                                 (investment company)o
                           Vice President & Assistant Secretary, Scudder Mutual Funds, Inc. (investment company)**
                           Vice President & Assistant Secretary, Scudder New Europe Fund, Inc.
                                 (investment company)**
                           Vice President & Assistant Secretary, Scudder Variable Life Investment Fund (investment company)*
                           Vice President & Assistant Secretary, The First Iberian Fund, Inc.
                                 (investment company)**
                           Vice President & Assistant Secretary, The Latin America Dollar Income Fund, Inc.
                                 (investment company)**
                           Vice President & Secretary, AARP Growth Trust (investment company)**
                           Vice President & Secretary, AARP Income Trust (investment company)**
                           Vice President & Secretary, AARP Tax Free Income Trust(investment company)**
                           Vice President & Secretary, AARP Cash Investment Funds (investment company)**
                           Vice President, Scudder GNMA Fund (investment company)*
                           Vice President & Secretary, The Japan Fund, Inc. (investment company)**
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation (in-house fund accounting agent)*
                           Senior Vice President, Scudder Investor Services, Inc. (broker/dealer)*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation (a real estate holding company)*
                           Vice President & Assistant Secretary, Scudder Precious Metals, Inc. xxx

Cornelia M. Small          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Scudder Global Fund, Inc. (investment company)**
                           Vice President, AARP Cash Investment Funds (investment company)**
                           Vice President, AARP Growth Trust (investment company)**
                           Vice President, AARP Income Trust (investment company)**
                           Vice President, AARP Tax Free Income Trust (investment company)**

Edmond D. Villani          Director, President & Chief Executive Officer, Scudder, Stevens & Clark, Inc.
                                 (investment adviser)**
                           Chairman & Director, Scudder New Asia Fund, Inc. (investment company)**
                           Chairman & Director, The Argentina Fund, Inc. (investment company)**
                           Director, Scudder Realty Advisors, Inc. (realty investment adviser) x
                           Supervisory Director, Scudder Mortgage Fund (investment company) +
                           Chairman & Director, The Latin America Dollar Income Fund, Inc. (investment company)**
                           Director, Scudder, Stevens & Clark Japan, Inc. (investment adviser)###
                           Chairman & Director, Scudder World Income Opportunities Fund, Inc.  (investment company)**


                                 Part C - Page 8


                           Supervisory Director, Scudder Floating Rate Funds for Fannie Mae Mortgage Securities
                                 I & II (investment company)+
                           Director, The Brazil Fund, Inc. (investment company)**
                           Director, Indosuez High Yield Bond Fund (investment company) Luxembourg
                           President & Director, Scudder, Stevens & Clark Overseas Corporationoo
                           President & Director, Scudder, Stevens & Clark Corporation (Delaware) (investment adviser)**
                           Director, IBJ Global Investment Management S.A., (Luxembourg investment management company) Luxembourg, Grand-Duchy of Luxembourg

Stephen A. Wohler          Director, Scudder, Stevens & Clark, Inc. (investment adviser)**
                           Vice President, Montgomery Street Income Securities, Inc. (investment company)o

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         ++       Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL
         +++      5 Industrial Way, Salem, NH
         o        101 California Street, San Francisco, CA
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         +        John B. Gorsiraweg 6, Willemstad Curacao, Netherlands Antilles
         xx       De Ruyterkade 62, P.O. Box 812, Willemstad Curacao, Netherlands Antilles
         ##       2 Boulevard Royal, Luxembourg
         ***      B1 2F3F 248 Section 3, Nan King East Road, Taipei, Taiwan
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         @        c/o Sinclair Hendersen Limited, 23 Cathedral Yard, Exeter, Devon

Item 29.          Principal Underwriters.
--------          -----------------------

         (a)      Scudder California Tax Free Trust
                  Scudder Cash Investment Trust
                  Scudder Equity Trust
                  Scudder Fund, Inc.
                  Scudder Funds Trust
                  Scudder Global Fund, Inc.
                  Scudder GNMA Fund
                  Scudder Institutional Fund, Inc.
                  Scudder International Fund, Inc.
                  Scudder Investment Trust
                  Scudder Municipal Trust
                  Scudder Mutual Funds, Inc.
                  Scudder Portfolio Trust
                  Scudder Securities Trust
                  Scudder State Tax Free Trust
                  Scudder Tax Free Money Fund
                  Scudder Tax Free Trust
                  Scudder U.S. Treasury Money Fund
                  Scudder Variable Life Investment Fund
                  AARP Cash Investment Funds
                  AARP Growth Trust
                  AARP Income Trust


                                 Part C - Page 9

                  AARP Tax Free Income Trust
                  The Japan Fund, Inc.

         (b)

         (1)                               (2)                                     (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         E. Michael Brown                  Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         Mark S. Casady                    Vice President and Director             None
         Two International Place
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         345 Park Avenue
         New York, NY  10154

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Coleen Downs Dinneen              Assistant Clerk                         Assistant Secretary
         Two International Place
         Boston, MA  02110

         Paul J. Elmlinger                 Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Cuyler W. Findlay                 Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         Thomas W. Joseph                  Vice President, Director,               Vice President
         Two International Place           Treasurer and Assistant Clerk
         Boston, MA 02110

         Dudley H. Ladd                    Senior Vice President and               Director
         Two International Place           Director
         Boston, MA 02110

         David S. Lee                      President, Assistant                    Vice President
         Two International Place           Treasurer and Director
         Boston, MA 02110



                                Part C - Page 10

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         Thomas F. McDonough               Clerk                                   Vice President and
         Two International Place                                                   Secretary
         Boston, MA 02110

         Thomas H. O'Brien                 Assistant Treasurer                     None
         345 Park Avenue
         New York, NY  10154

         Edward J. O'Connell               Assistant Treasurer                     Vice President and
         345 Park Avenue                                                           Assistant Treasurer
         New York, NY 10154

         Daniel Pierce                     Vice President, Director                President and Director
         Two International Place           and Assistant Treasurer
         Boston, MA 02110

         Kathryn L. Quirk                  Vice President                          Vice President and
         345 Park Avenue                                                           Assistant Secretary
         New York, NY  10154

         Edmund J. Thimme                  Vice President and Director             None
         345 Park Avenue
         New York, NY  10154

         David B. Watts                    Assistant Treasurer                     None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President                          None
         Two International Place
         Boston, MA 02110

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 29.

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage      Other Compensation
                 Underwriter             Commissions       and Repurchases       Commissions
                 -----------             -----------       ---------------       -----------

               Scudder Investor              None                None                None               None
                Services, Inc.

Item 30.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder, Stevens & Clark, Inc., Two International
                  Place, Boston, Massachusetts, 02110. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts.
                  Records relating to the duties of the Registrants' transfer agent are maintained by Scudder Service
                  Corporation, Two International Place, Boston, Massachusetts, 02110.


                               Part C - Page 11

Item 31.          Management Services.

                  Inapplicable.

Item 32.          Undertaking.

                  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of such
                  Fund's latest annual report to shareholders upon request and without charge.



                                Part C - Page 12

                                                              File No. 33-22059
                                                              File No. 811-5565






                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 9

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 11

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                           SCUDDER MUTUAL FUNDS, INC.

                           SCUDDER MUTUAL FUNDS, INC.

                                  Exhibit Index



                                  Exhibit 2(c)

                                  Exhibit 2(d)

                                  Exhibit 5(b)

                                 Exhibit 9(b)(3)

                                   Exhibit 10

                                   Exhibit 11

                                   Exhibit 17

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 25th day of October, 1996.


                                             SCUDDER  MUTUAL FUNDS, INC.

                                             By  /s/Thomas F. McDonough
                                                 ----------------------
                                                 Thomas F. McDonough,
                                                 Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                    TITLE                                        DATE
---------                                    -----                                        ----

/s/Daniel Pierce
---------------------------------------
Daniel Pierce*                               President (Principal Executive               October 25, 1996
                                             Officer) and Director

/s/Dudley H. Ladd
---------------------------------------
Dudley H. Ladd*                              Director                                     October 25, 1996

/s/Thomas J. Devine
---------------------------------------
Thomas J. Devine*                            Director                                     October 25, 1996

/s/Keith R. Fox
---------------------------------------
Keith R. Fox*                                Director                                     October 25, 1996

/s/Gordon Shillinglaw
---------------------------------------
Gordon Shillinglaw*                          Director                                     October 25, 1996

/s/Pamela A. McGrath
---------------------------------------
Pamela A. McGrath                            Vice President and Treasurer                 October 25, 1996
                                             (Principal Financial and Accounting
                                             Officer)


By:    /s/ Thomas F. McDonough
       -----------------------
       Thomas F. McDonough
       Attorney-in-fact pursuant to powers of attorney for Daniel Pierce, Thomas
       J. Devine and Gordon Shillinglaw contained in the signature page of Post-Effective Amendment No.1 to the Registration Statement filed February 22, 1989 and for Keith R. Fox and Dudley H. Ladd contained in this post-effective amendment to the Registration Statement.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of October, 1996.

                                                     SCUDDER MUTUAL FUNDS, INC.

                                            By       /s/Thomas F. McDonough
                                                     ----------------------
                                                     Thomas F. McDonough,
                                                     Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as a director or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Burton M. Leibert and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Keith R. Fox
--------------------------------------
Keith R. Fox                                Director                                     October 15, 1996


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of October, 1996.

                                                     SCUDDER MUTUAL FUNDS, INC.

                                            By       /s/Thomas F. McDonough
                                                     ----------------------
                                                     Thomas F. McDonough,
                                                     Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as a director or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Burton M. Leibert and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Dudley H. Ladd
--------------------------------------
Dudley H. Ladd                              Director                                     October 7, 1996


                                        3